UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 4906

Dreyfus Premier State Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/08

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Premier State Municipal Bond Fund, Connecticut Series

ANNUAL REPORT April 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
39	Report of Independent Registered
Public Accounting Firm
40	Important Tax Information
41	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Connecticut Series

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund,Connecticut Series’Class A shares achieved a total return of 1.54%, Class B shares achieved a total return of 0.97% and Class C shares achieved a total return of 0.76% . From their inception on May 30,2007,through April 30,2008,the fund’s Class Z shares achieved a total return of 2.04% .1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, achieved a total return of 2.79% for the 12-month period.2 In addition, the fund is reported in the Lipper Connecticut Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 1.20% for the reporting period.3

Municipal bonds generally produced modestly positive returns in a volatile investment climate stemming from a sharp economic slowdown and an intensifying credit crisis.The fund’s Class A and Class Z shares produced higher returns than the Lipper category average, primarily due to strong income returns from its seasoned holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Connecticut state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Economic and Credit Concerns Caused Volatility

The reporting period proved to be challenging. A credit crisis that originated in the sub-prime mortgage market spread to other asset classes, including municipal bonds.At the same time, the U.S. economy suffered a downturn as slumping home values and soaring food and energy prices put pressure on consumers.The Federal Reserve Board attempted to mitigate both matters by injecting liquidity into the banking system and aggressively reducing short-term interest rates.

Although municipal bonds have no direct exposure to sub-prime mortgages, the market was affected by three related developments. First, plummeting asset prices forced highly leveraged investors to sell their more creditworthy holdings, including municipal bonds, to meet redemption requests and margin calls. Second, a number of bond insurers suffered massive losses in their mortgage-backed securities portfolios, causing investors to question the value of insurance on municipal bonds. Finally, demand dried up for auction-rate securities, a segment of the municipal bond market on which yields are reset periodically through an auction process. These forces caused municipal bond yields to rise to levels that, at times during the reporting period, exceeded those of taxable U.S.Treasury securities.

4

Credit Research Helped the Fund Weather the Storm

In this difficult environment, the fund’s returns were supported by competitive income returns from holdings that were purchased at higher yields than are available today. In addition, we intensified our review of the underlying credit fundamentals of the fund’s holdings, which enabled the fund to avoid sharp price declines among lower-rated bonds while cushioning the fluctuations of a more volatile market.We also maintained the fund’s average duration in a range we considered slightly shorter than its benchmark, helping the fund participate more fully in relative strength among shorter-term bonds. As yield differences widened, we gradually extended the fund’s average duration to capture higher yields from longer-dated securities.

Maintaining a Cautious Investment Posture

A market rally in March and April apparently reflected a more optimistic outlook among investors. However, the U.S. economy has continued to struggle, Connecticut and other states are facing greater fiscal pressures and the credit crisis has persisted in a number of fixed-income markets. Therefore, we have maintained a generally defensive strategy, including a mildly short average maturity and a focus on higher-quality securities.

May 15, 2008
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns.
Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, Connecticut Series on 4/30/98 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.
The fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class
B and Class C shares.The Index is not limited to investments principally in Connecticut municipal obligations.The
Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Return	as	of 4/30/08

		Inception				From
		Date	1 Year	5 Years	10 Years	Inception

Class Z shares		5/30/07	—	—	—	2.04%

Average Annual Total Returns	as	of 4/30/08

			1 Year		5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)			(3.03)%		2.27%	3.78%
without sales charge			1.54%		3.20%	4.26%
Class B shares
with applicable redemption charge †			(2.93)%		2.32%	3.93%
without redemption			0.97%		2.66%	3.93%
Class C shares
with applicable redemption charge ††			(0.21)%		2.44%	3.47%
without redemption			0.76%		2.44%	3.47%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 5.69	$ 8.32	$ 9.61	$ 4.19
Ending value (after expenses)	$1,006.80	$1,003.90	$1,003.00	$1,007.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 5.72	$ 8.37	$ 9.67	$ 4.22
Ending value (after expenses)	$1,019.19	$1,016.56	$1,015.27	$1,020.69

† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.67% for Class B, 1.93% for Class C and .84% for Class Z Shares; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—69.2%
Connecticut	5.75	6/15/10	30,000 [a]	32,030
Connecticut	5.25	12/15/10	50,000	53,595
Connecticut	5.25	12/15/10	2,500,000 [b,c]	2,679,750
Connecticut	5.75	6/15/11	3,000,000 [b,c]	3,203,040
Connecticut	5.13	11/15/11	1,500,000 [a]	1,620,480
Connecticut	5.00	6/1/22	3,500,000	3,734,080
Connecticut
(Insured; FSA)	5.00	10/15/21	3,500,000	3,657,115
Connecticut,
Clean Water Fund Revenue	5.13	9/1/09	3,050,000 [a]	3,197,346
Connecticut,
Clean Water Fund Revenue	5.25	7/15/12	9,700,000 [b,c]	10,071,171
Connecticut,
Clean Water Fund Revenue	5.25	7/15/12	15,000	15,574
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; FGIC)	5.25	10/1/13	5,530,000	5,668,692
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; FGIC)	5.25	10/1/16	4,470,000	4,518,946
Connecticut,
General Airport Revenue
(Bradley International
Airport) (Insured; FGIC)	5.25	10/1/17	2,275,000	2,288,718
Connecticut,
Special Tax Obligation
(Transportation
Infrastructure Purposes)	5.38	9/1/08	2,500,000	2,529,975
Connecticut,
Special Tax Obligation
(Transportation
Infrastructure Purposes)	7.13	6/1/10	3,400,000	3,614,880
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; AMBAC)	5.25	7/1/19	4,585,000	5,044,830

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FSA)	5.50	11/1/12	4,180,000	4,629,517
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FSA)	5.38	7/1/20	2,000,000	2,132,620
Connecticut Development Authority,
Airport Facility Revenue
(Learjet Inc. Project)	7.95	4/1/26	2,300,000	2,489,727
Connecticut Development Authority,
First Mortgage Gross Revenue
(Church Homes Inc., Congregational
Avery Heights Project)	5.70	4/1/12	1,640,000	1,657,958
Connecticut Development Authority,
First Mortgage Gross Revenue
(Church Homes Inc., Congregational
Avery Heights Project)	5.80	4/1/21	3,000,000	3,063,540
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/11	1,765,000	1,853,091
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/18	2,300,000	2,311,500
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.75	12/1/23	1,000,000	1,024,370
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.85	9/1/28	3,200,000	3,216,480
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	1,945,000	1,916,642
Connecticut Development Authority,
Revenue (Duncaster Project)
(Insured; Radian)	5.50	8/1/11	2,405,000	2,516,472

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Development Authority,
Solid Waste Disposal Facility
Revenue (PSEG Power LLC Project)	5.75	11/1/37	7,000,000	6,858,810
Connecticut Development Authority,
Water Facilities Revenue
(Aquarion Water Company
of Connecticut Project)
(Insured; XLCA)	5.10	9/1/37	6,250,000	5,446,563
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic Company
Project) (Insured; AMBAC)	6.15	4/1/35	2,750,000	2,795,705
Connecticut Health and Educational
Facilities Authority, Revenue
(Danbury Hospital Issue)
(Insured; AMBAC)	5.75	7/1/29	3,000,000	3,093,780
Connecticut Health and Educational
Facilities Authority, Revenue
(Eastern Connecticut Health
Network Issue) (Insured; Radian)	5.13	7/1/30	1,500,000	1,489,095
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/24	750,000	769,807
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/25	1,340,000	1,369,936
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/27	1,420,000	1,443,686
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/34	4,000,000	4,037,840
Connecticut Health and Educational
Facilities Authority, Revenue
(Greenwich Academy Issue)
(Insured; FSA)	5.25	3/1/32	12,880,000	14,182,683
Connecticut Health and Educational
Facilities Authority, Revenue
(Griffin Hospital Issue)
(Insured; Radian)	5.00	7/1/23	1,280,000	1,283,738

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital for Special Care
Issue) (Insured; Radian)	5.25	7/1/32	3,500,000	3,504,795
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)	5.25	7/1/11	3,000,000 [a]	3,260,730
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)	5.50	7/1/11	2,150,000 [a]	2,353,067
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)
(Insured; AMBAC)	5.25	7/1/28	1,760,000	1,906,767
Connecticut Health and Educational
Facilities Authority, Revenue
(New Britain General Hospital
Issue) (Insured; AMBAC)	6.13	7/1/14	1,000,000	1,002,780
Connecticut Health and Educational
Facilities Authority, Revenue
(Trinity College Issue)
(Insured; MBIA)	5.00	7/1/22	1,000,000	1,039,720
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.00	7/1/17	1,220,000	1,267,153
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.50	7/1/22	2,000,000	2,071,660
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.63	7/1/26	4,200,000	4,344,354
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.25	7/1/36	5,070,000	5,047,438
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.13	7/1/27	5,400,000	5,480,190

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.05	7/1/42	4,000,000	4,133,160
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital
Issue) (Insured; AMBAC)	5.00	7/1/25	1,500,000	1,527,090
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital
Issue) (Insured; AMBAC)	5.00	7/1/31	2,500,000	2,536,675
Connecticut Higher Education
Supplemental Loan Authority,
Revenue (Family Education Loan
Program) (Insured; AMBAC)	5.63	11/15/11	415,000	419,453
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; MBIA)	4.50	11/15/20	1,830,000	1,758,667
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; MBIA)	4.80	11/15/22	4,970,000	4,843,464
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	4.45	5/15/14	1,000,000	1,006,690
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/21	3,290,000	3,268,812
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.05	11/15/21	4,925,000	4,917,218
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.10	11/15/27	5,000,000	4,867,200
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.45	11/15/29	5,805,000	5,811,502

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/35	2,475,000	2,344,023
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.15	11/15/36	5,000,000	4,763,100
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)
(Insured; AMBAC)	5.10	11/15/33	5,000,000	4,727,200
Connecticut Resource Recovery
Authority, Mid-Connecticut
System Subordinated Revenue	5.50	11/15/10	1,000,000 [a]	1,069,340
Connecticut Resource Recovery
Authority, RRR (American
Ref-Fuel Company of Southeastern
Connecticut Project)	5.50	11/15/15	1,000,000	974,950
Connecticut Resources Recovery
Authority, RRR (American
Ref-Fuel Company of Southeastern
Connecticut Project)	5.50	11/15/15	3,250,000	3,168,587
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/14	7,270,000	7,271,454
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/20	7,000,000	6,683,250
Fairfield,
GO	5.50	4/1/11	2,030,000	2,193,841
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; FSA)	5.00	11/15/37	3,000,000	3,089,190
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; MBIA)	5.00	11/15/30	5,000,000	5,087,850

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; MBIA)	5.00	8/15/35	3,000,000	3,045,120
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.25	9/1/17	4,840,000	4,988,878
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.35	9/1/27	2,000,000	2,049,760
Hamden,
GO (Insured; MBIA)	5.25	8/15/14	5,000	5,579
Hartford,
Parking System Revenue	6.40	7/1/10	1,000,000 [a]	1,081,920
Hartford,
Parking System Revenue	6.50	7/1/10	1,500,000 [a]	1,626,030
Meriden,
GO (Insured; MBIA)	5.00	8/1/16	2,090,000	2,312,125
South Central Connecticut
Regional Water Authority,
Water System Revenue
(Insured; MBIA)	5.25	8/1/31	2,000,000	2,081,500
Sprague,
EIR (International Paper
Company Project)	5.70	10/1/21	1,350,000	1,299,132
Stamford,
GO	6.60	1/15/10	2,750,000	2,950,420
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	1,850,000 [a]	1,979,870
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	1,770,000 [a]	1,894,254
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	2,500,000 [a]	2,675,500
University of Connecticut,
GO (Insured; FSA)	5.00	2/15/24	1,225,000	1,278,631
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	5.75	11/15/10	2,500,000 [a]	2,722,325

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	6.00	11/15/10	2,425,000 [a]	2,655,496
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	6.00	11/15/10	2,000,000 [a]	2,190,100
University of Connecticut,
Special Obligation Student Fee
Revenue (Insured; FGIC)	5.25	11/15/21	1,755,000	1,849,437
U.S. Related—28.8%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,500,000 [a]	1,579,320
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,300,000 [a]	1,368,744
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	4,000,000 [a]	4,211,520
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	5,000,000 [a]	5,290,350
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	3,000,000	2,943,000
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,000,000 [d]	596,160
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.00	5/15/11	55,000 [a]	58,496
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.20	5/15/12	795,000	861,979
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.45	5/15/16	1,445,000	1,636,448

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	1,000,000	1,020,980
Puerto Rico Aqueduct and Sewer
Authority, Revenue (Senior Lien)	6.00	7/1/38	6,000,000	6,287,940
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/25	1,500,000	1,498,200
Puerto Rico Commonwealth,
Public Improvement
(Insured; FGIC)	5.50	7/1/16	3,270,000	3,407,242
Puerto Rico Commonwealth,
Public Improvement
(Insured; FSA)	5.25	7/1/12	2,600,000	2,780,180
Puerto Rico Commonwealth,
Public Improvement
(Insured; MBIA)	5.50	7/1/12	4,050,000	4,319,366
Puerto Rico Commonwealth,
Public Improvement
(Insured; MBIA)	5.50	7/1/13	8,000,000	8,597,440
Puerto Rico Commonwealth,
Public Improvement
(Insured; MBIA)	5.25	7/1/14	4,925,000	5,247,243
Puerto Rico Commonwealth,
Public Improvement
(Insured; MBIA)	5.65	7/1/15	6,690,000	7,397,668
Puerto Rico Commonwealth,
Public Improvement
(Insured; MBIA)	6.00	7/1/15	2,000,000	2,233,860
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.25	7/1/10	8,000,000 [a]	8,561,040
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.13	7/1/12	4,410,000 [a]	4,847,207
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; MBIA)	6.13	7/1/09	4,000,000	4,159,800

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Government
Development Bank, Senior Notes	5.00	12/1/14	2,000,000	2,045,500
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.50	7/1/16	5,000,000 [a]	5,710,650
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; MBIA)	5.50	7/1/13	4,590,000	4,900,238
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	5.25	7/1/33	8,000,000	8,425,760
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	5,500,000 [d]	1,214,235
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue	5.25	8/1/57	1,000,000	1,002,090
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	480,000	494,059
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.38	10/1/19	5,000,000	5,342,800
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Loan Notes	5.50	10/1/08	1,500,000	1,513,185
Virgin Islands Water and Power
Authority, Electric System Revenue	5.30	7/1/21	1,750,000	1,708,560
Total Long-Term Municipal Investments
(cost $373,312,159)				379,202,489

18

Short-Term Municipal	Coupon	Maturity	Principal
Investment—2.5%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut;
Connecticut Health and Educational
Facilities Authority, Revenue
(Greater Hartford YMCA Issue)
(Insured; AMBAC and Liquidity
Facility; Bank of America)
(cost $9,830,000)	2.90	5/7/08	9,830,000 [e]	9,830,000

Total Investments (cost $383,142,159)			100.5%	389,032,489
Liabilities, Less Cash and Receivables			(.5%)	(2,107,735)
Net Assets			100.0%	386,924,754

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2008, these securities amounted to $15,953,961 or 4.1% of net assets.
[c] Collateral for floating rate borrowings.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	57.9
AA		Aa		AA	12.8
A		A		A	5.9
BBB		Baa		BBB	17.6
BB		Ba		BB	.9
F1		MIG1/P1		SP1/A1	2.6
Not Rated [f]		Not Rated [f]		Not Rated [f]	2.3
					100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			383,142,159	389,032,489
Cash				86,921
Interest receivable				5,952,535
Receivable for shares of Beneficial Interest subscribed				144,711
Prepaid expenses				20,839
				395,237,495

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				263,294
Payable for floating rate notes issued—Note 4				7,600,000
Payable for shares of Beneficial Interest redeemed				328,636
Interest and expense payable related
to floating rate notes issued—Note 4				67,060
Accrued expenses				53,751
				8,312,741

Net Assets ($)				386,924,754

Composition of Net Assets ($):
Paid-in capital				382,328,221
Accumulated net realized gain (loss) on investments				(1,293,797)
Accumulated net unrealized appreciation
(depreciation) on investments				5,890,330

Net Assets ($)				386,924,754

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	248,300,152	7,540,905	12,640,190	118,443,507
Shares Outstanding	21,499,045	653,479	1,096,269	10,257,956

Net Asset Value
Per Share ($)	11.55	11.54	11.53	11.55

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended April 30, 2008

Investment Income ($):
Interest Income	20,084,066
Expenses:
Management fee—Note 3(a)	2,119,149
Shareholder servicing costs—Note 3(c)	966,681
Interest and expense related
to floating rate notes issued—Note 4	773,573
Distribution fees—Note 3(b)	141,057
Professional fees	43,706
Registration fees	35,902
Custodian fees—Note 3(c)	28,910
Prospectus and shareholders’ reports	22,449
Trustees’ fees and expenses—Note 3(d)	17,686
Loan commitment fees—Note 2	3,537
Miscellaneous	40,513
Total Expenses	4,193,163
Less—reduction in fees due to
earnings credits—Note 1(b)	(31,838)
Net Expenses	4,161,325
Investment Income—Net	15,922,741

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(237,545)
Net unrealized appreciation (depreciation) on investments	(9,388,288)
Net Realized and Unrealized Gain (Loss) on Investments	(9,625,833)
Net Increase in Net Assets Resulting from Operations	6,296,908

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008 [a]	2007

Operations ($):
Investment income—net	15,922,741	11,966,626
Net realized gain (loss) on investments	(237,545)	3,109,067
Net unrealized appreciation
(depreciation) on investments	(9,388,288)	(911,469)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,296,908	14,164,224

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(10,206,586)	(10,793,749)
Class B Shares	(402,113)	(768,934)
Class C Shares	(370,609)	(392,862)
Class Z Shares	(4,800,928)	—
Net realized gain on investments:
Class A Shares	(422,888)	—
Class B Shares	(16,930)	—
Class C Shares	(19,299)	—
Class Z Shares	(210,924)	—
Total Dividends	(16,450,277)	(11,955,545)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	22,531,282	20,544,680
Class B Shares	194,025	41,483
Class C Shares	3,231,825	1,741,579
Class Z Shares	6,589,917	—
Net assets received in connection
with reorganization—Note 1	127,951,303	—
Dividends reinvested:
Class A Shares	6,732,274	6,825,060
Class B Shares	267,653	444,642
Class C Shares	285,487	277,213
Class Z Shares	3,540,746	—
Cost of shares redeemed:
Class A Shares	(31,621,926)	(31,614,006)
Class B Shares	(9,879,490)	(8,204,382)
Class C Shares	(1,589,271)	(2,513,972)
Class Z Shares	(17,118,408)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	111,115,417	(12,457,703)
Total Increase (Decrease) in Net Assets	100,962,048	(10,249,024)

Net Assets ($):
Beginning of Period	285,962,706	296,211,730
End of Period	386,924,754	285,962,706

24

		Year Ended April 30,

	2008 [a]	2007

Capital Share Transactions:
Class A [b]
Shares sold	1,929,769	1,733,855
Shares issued for dividends reinvested	578,233	575,109
Shares redeemed	(2,705,846)	(2,669,074)
Net Increase (Decrease) in Shares Outstanding	(197,844)	(360,110)

Class B [b]
Shares sold	16,663	3,511
Shares issued for dividends reinvested	22,979	37,509
Shares redeemed	(845,520)	(692,376)
Net Increase (Decrease) in Shares Outstanding	(805,878)	(651,356)

Class C
Shares sold	277,745	147,065
Shares issued for dividends reinvested	24,576	23,383
Shares redeemed	(135,827)	(212,134)
Net Increase (Decrease) in Shares Outstanding	166,494	(41,686)

Class Z
Shares sold	565,036	—
Shares issued in connection with
reorganization—Note 1	10,855,730	—
Shares issued for dividends reinvested	304,524	—
Shares redeemed	(1,467,334)	—
Net Increase (Decrease) in Shares Outstanding	10,257,956	—

[a]	As of the close of business on May 30, 2007 (commencement of initial offering) to April 30, 2008, for Class Z shares.
[b]	During the period ended April 30, 2008, 433,359 Class B shares representing $5,061,347 were automatically converted to 433,016 Class A shares and during the period ended April 30, 2007, 281,179 Class B shares representing $3,328,852 were automatically converted to 280,942 Class A shares.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.87	11.78	12.11	11.90	12.19
Investment Operations:
Investment income—net [a]	.48	.49	.51	.51	.52
Net realized and unrealized
gain (loss) on investments	(.30)	.09	(.33)	.21	(.29)
Total from Investment Operations	.18	.58	.18	.72	.23
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.51)	(.51)	(.52)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.50)	(.49)	(.51)	(.51)	(.52)
Net asset value, end of period	11.55	11.87	11.78	12.11	11.90

Total Return (%) [b]	1.54	5.04	1.52	6.17	1.84

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.20	1.13	1.04	.99
Ratio of net expenses
to average net assets	1.09	1.19	1.13[c]	1.03	.99
Ratio of net investment income
to average net assets	4.12	4.17	4.29	4.25	4.23
Portfolio Turnover Rate	44.96	43.87	14.24	20.07	34.08

Net Assets, end of period ($ x 1,000)	248,300	257,627	259,930	274,204	281,559

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

26

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.86	11.77	12.10	11.89	12.18
Investment Operations:
Investment income—net [a]	.41	.43	.45	.45	.45
Net realized and unrealized
gain (loss) on investments	(.30)	.09	(.33)	.21	(.29)
Total from Investment Operations	.11	.52	.12	.66	.16
Distributions:
Dividends from investment income—net	(.41)	(.43)	(.45)	(.45)	(.45)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.43)	(.43)	(.45)	(.45)	(.45)
Net asset value, end of period	11.54	11.86	11.77	12.10	11.89

Total Return (%) [b]	.97	4.50	1.00	5.63	1.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.66	1.72	1.66	1.56	1.50
Ratio of net expenses
to average net assets	1.65	1.71	1.66[c]	1.55	1.50
Ratio of net investment income
to average net assets	3.56	3.66	3.76	3.73	3.71
Portfolio Turnover Rate	44.96	43.87	14.24	20.07	34.08

Net Assets, end of period ($ x 1,000)	7,541	17,314	24,853	32,919	40,806

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.85	11.76	12.09	11.88	12.16
Investment Operations:
Investment income—net [a]	.39	.40	.42	.42	.42
Net realized and unrealized
gain (loss) on investments	(.30)	.09	(.33)	.21	(.28)
Total from Investment Operations	.09	.49	.09	.63	.14
Distributions:
Dividends from investment income—net	(.39)	(.40)	(.42)	(.42)	(.42)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.41)	(.40)	(.42)	(.42)	(.42)
Net asset value, end of period	11.53	11.85	11.76	12.09	11.88

Total Return (%) [b]	.76	4.25	.76	5.37	1.15

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.86	1.96	1.89	1.80	1.74
Ratio of net expenses
to average net assets	1.85	1.95	1.89[c]	1.79	1.74
Ratio of net investment income
to average net assets	3.35	3.41	3.52	3.49	3.47
Portfolio Turnover Rate	44.96	43.87	14.24	20.07	34.08

Net Assets, end of period ($ x 1,000)	12,640	11,021	11,429	11,643	11,721

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

28

Year Ended
Class Z Shares	April 30, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	11.79
Investment Operations:
Investment income—net [b]	.46
Net realized and unrealized gain (loss) on investments	(.22)
Total from Investment Operations	.24
Distributions:
Dividends from investment income—net	(.46)
Dividends from net realized gain on investments	(.02)
Total Distributions	(.48)
Net asset value, end of period	11.55

Total Return (%)	2.04[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[d]
Ratio of net expenses to average net assets	.93[d]
Ratio of net investment income to average net assets	4.31[d]
Portfolio Turnover Rate	44.96

Net Assets, end of period ($ x 1,000)	118,444

[a]	As of the close of business on May 30, 2007 (commencement of initial offering) to April 30, 2008.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Connecticut Series (the “fund”).The Trust’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

As of the close of business on May 30, 2007, pursuant to an Agreement and Plan of reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Connecticut Intermediate Municipal Bond Fund were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Dreyfus Connecticut Intermediate Municipal Bond Fund received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Connecticut Intermediate Municipal Bond Fund at the time of the exchange.The fund’s net asset value on the close of business on May 30, 2007 was $11.79 per share for class Z shares, and a total of 10,855,730 Class Z shares representing net assets of $127,951,303 (including $2,630,056 net unrealized appreciation on investments) were issued to shareholders of Dreyfus Connecticut Intermediate Municipal Bond Fund in the exchange.The exchange was a tax-free event to Dreyfus Connecticut Intermediate Municipal Bond Fund shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value

30

shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund and who continued to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

32

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $138,139, accumulated capital losses $1,232,445 and unrealized appreciation $5,841,260. In addition, the fund had $12,282 of capital losses realized after October 31, 2007 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2008. If not applied, $244,621 of the carryover expires in fiscal 2011, $206,012 expires in fiscal 2012, $74,718 expires in fiscal 2014 and $707,094 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $15,780,236 and $11,955,545, ordinary income $16,835 and $0 and long-term capital gains $653,206 and $0, respectively.

During the period ended April 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryovers from the fund merger, the fund decreased accumulated undistributed investment income-net by $142,505, decreased accumulated net realized gain (loss) on investments by $394,411 and increased paid-in capital by $536,916. Net assets and net asset value were not affected by this reclassification.

34

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2008, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2008, the Distributor retained $7,299 from commissions earned on sales of the fund’s Class A shares and $41,940 and $526 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $57,101 and $83,956, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $624,612, $28,551, and $27,985, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2008, Class Z shares were charged $87,684 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $118,607 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $8,426 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $22,966. Prior to becoming an affiliate,The Bank of New York was paid $5,944 for custody services to the fund for the two months ended June 30, 2007.

36

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $174,061, Rule 12b-1 distribution plan fees $10,654, shareholder services plan fees $54,816, custodian fees $3,163, chief compliance officer fees $1,880 and transfer agency per account fees $18,720.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 1% redemption fee is charged and retained by the fund on certain Class Z shares redeemed within thirty days of their issuance.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $179,474,012 and $188,283,584, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2008, the cost of investments for federal income tax purposes was $375,591,229; accordingly, accumulated net unrealized appreciation on investments was $5,841,260, consisting of $11,253,287 gross unrealized appreciation and $5,412,027 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15,2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2008:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes), and

—the fund hereby designates $.0194 per share as a long-term capital gain distribution and $.0005 per share as a short-term capital gain distribution paid on December 13, 2007.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (72)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Peggy C. Davis (65)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (68)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 23

Ernest Kafka (75)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (65)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23

Jay I. Meltzer (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 23

42

Daniel Rose (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32

Warren B. Rudman (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Stonebridge International LLC, Co-Chairman
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

44

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 45

For More Information

Dreyfus Premier State Municipal Bond Fund, Connecticut Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PSCTX	Class B: PMCBX	Class C: PMCCX

© 2008 MBSC Securities Corporation

0064AR0408

Dreyfus Premier State Municipal Bond Fund, Maryland Series

ANNUAL REPORT April 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
26	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Maryland Series

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, Maryland Series’ Class A shares achieved a total return of 0.67%, Class B shares achieved a total return of 0.22% and Class C shares achieved a total return of –0.12% .1The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper Maryland Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –0.28% for the reporting period.3

While an economic slowdown and credit crisis led to heightened market volatility, municipal bonds generally produced positive total returns over the reporting period. The fund achieved higher returns than its Lipper category average, primarily due to robust income from its core holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Maryland state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Slumping Economy and Credit Markets Undermined Municipal Bonds

After getting off to a relatively strong start, the reporting period proved to be challenging. A credit crisis in the sub-prime mortgage market spread to other asset classes, including municipal bonds. Meanwhile, the U.S. economy stumbled amid plummeting housing values and soaring food and energy prices.The Federal Reserve Board responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing the overnight federal funds rate from 4.75% at the start of the reporting period to 2% by the end.

Although municipal bonds have no direct exposure to sub-prime mortgages, the asset class was affected by a sharp downturn in sentiment among newly risk-averse investors. Selling pressure was exacerbated by highly leveraged hedge funds and other institutional investors, who were forced to sell creditworthy investments to meet margin calls and redemption requests. Finally, a number of independent bond insurers suffered massive sub-prime related losses, raising questions about the value of insurance on municipal bonds. As a result, municipal bond prices fell while yields rose to levels that, at times, exceeded those of taxable U.S.Treasuries.

A High-Quality Credit Profile Supported Performance

The fund benefited in this difficult environment from competitive income from its core holdings of seasoned bonds, which were pur-

4

chased at higher yields than are available today. Moreover, our focus on higher-quality securities enabled the fund to avoid much of the weakness that affected lower-rated bonds. Indeed, our internal credit research proved to be particularly valuable when sub-prime related issues affecting bond insurers caused the fund’s insured holdings to trade at levels commensurate with their underlying credit quality. A relatively short average duration over much of the reporting period enabled the fund to participate more fully in strength among shorter-term bonds as interest rates declined. Finally, we took advantage of changes in relative values by selling health care bonds at attractive prices and reinvesting in housing-related bonds that we believed were punished too severely in the downturn.

Maintaining a Cautious Investment Posture

A market rally in March and April apparently reflected a more optimistic outlook among investors. However, the U.S. economy has continued to struggle, Maryland and other states are facing greater fiscal pressures and the credit crisis has persisted in a number of fixed-income markets. Therefore, we have maintained a generally defensive strategy, including a focus on higher-quality securities.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Maryland residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, Maryland Series on 4/30/98 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The
Index is not limited to investments principally in Maryland municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of	4/30/08

		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(3.89)%	2.20%	3.34%
without sales charge		0.67%	3.14%	3.82%
Class B shares
with applicable redemption charge †		(3.65)%	2.29%	3.50%
without redemption		0.22%	2.63%	3.50%
Class C shares
with applicable redemption charge ††		(1.09)%	2.35%	3.03%
without redemption		(0.12)%	2.35%	3.03%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2008
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 4.57		$ 7.20	$ 8.43
Ending value (after expenses)	$998.80		$997.10	$995.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.62	$ 7.27	$ 8.52
Ending value (after expenses)	$1,020.29	$1,017.65	$1,016.41

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.45% for Class B and 1.70% for Class C, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)	Value ($)

Maryland—91.8%
Anne Arundel County,
EDR (Anne Arundel Community
College Project)	5.00	9/1/17	2,255,000	2,342,494
Anne Arundel County,
Special Obligation Revenue
(Arundel Mills Project)	5.13	7/1/21	1,000,000	1,067,330
Anne Arundel County,
Special Obligation Revenue
(National Business Park
Project)	5.13	7/1/21	1,000,000	1,067,330
Anne Arundel County,
Special Obligation Revenue
(National Business Park
Project)	5.13	7/1/23	1,125,000	1,184,479
Baltimore,
Port Facilities Revenue
(Consolidated Coal Sales
Company Project)	6.50	12/1/10	4,090,000	4,212,291
Baltimore,
Project Revenue (Wastewater
Projects) (Insured; FGIC)	5.00	7/1/22	630,000	650,670
Baltimore,
Project Revenue (Wastewater
Projects) (Insured; MBIA)	5.00	7/1/23	1,355,000	1,396,883
Baltimore Board of School
Commissioners, School System
Revenue	5.00	5/1/16	1,500,000	1,608,840
Frederick County,
Educational Facilities Revenue
(Mount Saint Mary’s University)	4.50	9/1/25	1,500,000	1,296,600
Gaithersburg,
Hospital Facilities
Improvement Revenue (Shady
Grove Adventist Hospital)
(Insured; FSA)	6.50	9/1/12	8,855,000	9,614,936
Harford County,
MFHR (GNMA
Collateralized-Affinity Old
Post Apartments Projects)	5.00	11/20/25	1,460,000	1,415,163
Howard County,
COP	8.15	2/15/20	605,000	829,419

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Howard County,
GO (Consolidated Public
Improvement Project)	5.00	8/15/19	1,000,000	1,077,430
Howard County,
GO (Metropolitan District Project)	5.25	2/15/12	155,000 [a]	168,116
Howard County,
GO (Metropolitan District Project)	5.25	8/15/19	1,545,000	1,635,352
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.75	7/1/34	3,000,000	2,744,760
Maryland,
State and Local Facilities Loan	5.00	8/1/16	5,000,000	5,387,350
Maryland Community Development
Administration, Department of
Housing and Community
Development (Single Family
Program)	4.95	4/1/15	4,345,000	4,445,717
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,265,000	1,270,604
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.60	7/1/33	1,200,000	1,172,988
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.05	7/1/47	1,000,000	910,800
Maryland Community Development
Administration, Department of
Housing and Community
Development, Multifamily
Development Revenue
(Washington Gardens)
(Collateralized; FNMA)	5.00	2/1/24	1,610,000	1,560,380
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue	5.38	9/1/22	2,080,000	2,090,795

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue	5.00	9/1/23	470,000	460,943
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue	4.80	9/1/32	3,000,000	2,750,010
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue	4.85	9/1/37	2,970,000	2,639,023
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue	4.95	9/1/38	1,245,000	1,146,135
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue	4.85	9/1/47	4,175,000	3,618,013
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.50	6/1/16	3,120,000	3,258,715
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.50	6/1/18	2,535,000	2,620,835
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; FSA)	5.38	6/1/19	9,530,000	9,752,716
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/16	2,940,000	3,165,322

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Frostburg
State University Project)	6.00	10/1/24	5,000,000	4,760,750
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Morgan State
University Project)	6.00	7/1/22	2,950,000	2,915,102
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Towson
University Project)	5.00	7/1/39	1,000,000	856,540
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Project)	6.00	6/1/13	1,260,000 [a]	1,435,127
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Projects) (Insured; CIFG)	5.00	6/1/25	2,770,000	2,635,378
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	5.88	7/1/21	1,750,000	1,712,217
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	6.00	7/1/33	1,750,000	1,618,733
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/18	500,000	520,285
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/19	665,000	688,933
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/20	750,000	776,423

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Carroll
County General Hospital Issue)	6.00	7/1/21	550,000	568,755
Maryland Health and Higher
Educational Facilities
Authority, Revenue (LifeBridge
Health Issue) (Insured;
Assured Guaranty)	5.00	7/1/28	2,000,000	2,066,740
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/36	5,075,000	4,984,310
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Union
Hospital of Cecil County)	6.70	7/1/09	875,000	892,579
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue)	6.00	7/1/12	2,000,000 [a]	2,224,700
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue)	6.00	7/1/12	3,000,000 [a]	3,337,050
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Insured; AMBAC)	5.00	7/1/24	1,000,000	1,014,020
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Insured; FGIC)	7.00	7/1/22	4,560,000	5,738,942
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.25	7/1/18	500,000	470,810

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.50	7/1/38	3,540,000	2,923,757
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
County Hospital Issue)	5.75	1/1/38	2,500,000	2,396,950
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	630,000	536,042
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel School)	5.50	5/1/20	420,000	418,358
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel School)	6.00	5/1/35	1,000,000	982,300
Montgomery County,
Consolidated Public Improvement	5.25	10/1/15	2,000,000	2,153,200
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.38	7/1/20	500,000	514,585
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.50	7/1/27	2,975,000	3,032,715
Montgomery County Housing
Opportunities Commission, SFMR	0.00	7/1/28	41,025,000 [b]	13,406,970
Montgomery County Housing
Opportunities Commission, SFMR	0.00	7/1/33	3,060,000 [b]	682,655
Montgomery County Housing
Opportunities Commission, SFMR	5.00	7/1/36	2,140,000	1,978,858
Morgan State University,
Academic and Auxiliary
Facilities Fees Revenue
(Insured; FGIC)	5.00	7/1/20	500,000	516,390
Morgan State University,
Academic and Auxiliary
Facilities Fees Revenue
(Insured; FGIC)	5.00	7/1/22	1,000,000	1,028,810

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/13	1,400,000	1,433,866
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/14	1,220,000	1,245,278
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured;
AMBAC)	5.50	4/1/15	7,000,000	7,267,400
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured;
AMBAC)	5.50	4/1/16	8,000,000	8,255,920
Prince Georges County,
Special Obligation Revenue
(National Harbor Project)	5.20	7/1/34	4,000,000	3,369,440
Washington Suburban Sanitary
District (General Construction)	5.00	6/1/15	5,000,000	5,313,600
Westminster,
Educational Facilities Revenue
(McDaniel College, Inc.
Project)	5.00	11/1/22	1,200,000	1,184,172
U.S. Related—6.4%
Guam Waterworks Authority,
Water and Wastewater System
Revenue	6.00	7/1/25	1,000,000	1,011,210
Puerto Rico Aqueduct and Sewer
Authority, Revenue (Senior Lien)	6.00	7/1/44	1,000,000	1,047,190
Puerto Rico Aqueduct and Sewer
Authority, Revenue (Senior
Lien) (Insured; Assured
Guaranty)	5.00	7/1/28	2,000,000	2,052,820
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/26	2,000,000 [c]	1,990,580
Puerto Rico Commonwealth,
Public Improvement (Insured; FSA)	5.13	7/1/30	1,970,000	2,000,062

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/25	1,250,000	1,220,363
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue	5.25	8/1/57	3,000,000	3,006,270
Total Long-Term
Municipal Investments
(cost $189,238,083)				188,749,594

Short-Term Municipal Investment—1.7%

Maryland;
Carroll County,
Revenue (Fairhaven and Copper
Ridge—Episcopal Ministries
to the Aging Inc. Obligated
Group Issue) (Insured;
Radian and Liquidity Facility;
Branch Banking and Trust Co.)
(cost $3,290,000)	8.00	5/7/08	3,290,000 [d]	3,290,000

Total Investments (cost $192,528,083)			99.9%	192,039,594
Cash and Receivables (Net)			.1%	207,022
Net Assets			100.0%	192,246,616

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[c] Purchased on a delayed delivery basis.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

16

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	43.1
AA		Aa		AA	25.6
A		A		A	11.5
BBB		Baa		BBB	5.9
BB		Ba		BB	4.5
F1		MIG1/P1		SP1/A1	1.7
Not Rated [e]		Not Rated [e]		Not Rated [e]	7.7
					100.0

†	Based on total investments.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		192,528,083	192,039,594
Interest receivable			2,536,502
Receivable for shares of Beneficial Interest subscribed			127,835
Prepaid expenses			13,746
			194,717,677

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			151,129
Cash overdraft due to Custodian			196,453
Payable for investment securities purchased			1,954,100
Payable for shares of Beneficial Interest redeemed			123,148
Interest payable—Note 2			1,068
Accrued expenses			45,163
			2,471,061

Net Assets ($)			192,246,616

Composition of Net Assets ($):
Paid-in capital			201,548,980
Accumulated net realized gain (loss) on investments			(8,813,875)
Accumulated net unrealized appreciation
(depreciation) on investments			(488,489)

Net Assets ($)			192,246,616

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	178,268,067	10,265,598	3,712,951
Shares Outstanding	15,064,973	867,310	313,591

Net Asset Value Per Share ($)	11.83	11.84	11.84

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended April 30, 2008

Investment Income ($):
Interest Income	10,035,472
Expenses:
Management fee—Note 3(a)	1,106,544
Shareholder servicing costs—Note 3(c)	629,269
Distribution fees—Note 3(b)	101,919
Professional fees	38,583
Registration fees	24,067
Custodian fees—Note 3(c)	21,983
Prospectus and shareholders’ reports	14,213
Trustees’ fees and expenses—Note 3(d)	12,723
Loan commitment fees—Note 2	1,996
Interest expense—Note 2	1,068
Miscellaneous	28,263
Total Expenses	1,980,628
Less—reduction in fees due to earnings credits—Note 1(b)	(15,491)
Net Expenses	1,965,137
Investment Income—Net	8,070,335

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	766,319
Net unrealized appreciation (depreciation) on investments	(7,557,640)
Net Realized and Unrealized Gain (Loss) on Investments	(6,791,321)
Net Increase in Net Assets Resulting from Operations	1,279,014

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	8,070,335	8,480,985
Net realized gain (loss) on investments	766,319	153,379
Net unrealized appreciation
(depreciation) on investments	(7,557,640)	2,094,317
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,279,014	10,728,681

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,424,069)	(7,456,243)
Class B Shares	(521,973)	(881,629)
Class C Shares	(121,884)	(141,040)
Total Dividends	(8,067,926)	(8,478,912)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,153,115	10,428,304
Class B Shares	38,000	325,292
Class C Shares	302,328	176,749
Dividends reinvested:
Class A Shares	5,644,842	5,665,930
Class B Shares	362,873	591,464
Class C Shares	79,807	85,868
Cost of shares redeemed:
Class A Shares	(21,705,071)	(24,632,519)
Class B Shares	(11,147,718)	(8,823,104)
Class C Shares	(568,241)	(986,803)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(12,840,065)	(17,168,819)
Total Increase (Decrease) in Net Assets	(19,628,977)	(14,919,050)

Net Assets ($):
Beginning of Period	211,875,593	226,794,643
End of Period	192,246,616	211,875,593

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2008	2007

Capital Share Transactions:
Class Aa
Shares sold	1,174,213	853,914
Shares issued for dividends reinvested	471,575	463,509
Shares redeemed	(1,805,432)	(2,018,529)
Net Increase (Decrease) in Shares Outstanding	(159,644)	(701,106)

Class B [a]
Shares sold	3,157	26,617
Shares issued for dividends reinvested	30,257	48,392
Shares redeemed	(924,392)	(721,402)
Net Increase (Decrease) in Shares Outstanding	(890,978)	(646,393)

Class C
Shares sold	25,261	14,450
Shares issued for dividends reinvested	6,659	7,021
Shares redeemed	(46,988)	(80,644)
Net Increase (Decrease) in Shares Outstanding	(15,068)	(59,173)

[a]	During the period ended April 30, 2008, 477,003 Class B shares representing $5,758,430 were automatically converted to 477,121 Class A shares and during the period ended April 30, 2007, 214,844 Class B shares representing $2,629,390 were automatically converted to 214,883 Class A shares.
See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.24	12.12	12.36	12.12	12.37
Investment Operations:
Investment income—net [a]	.49	.48	.48	.48	.51
Net realized and unrealized
gain (loss) on investments	(.41)	.12	(.24)	.24	(.25)
Total from Investment Operations	.08	.60	.24	.72	.26
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.48)	(.48)	(.51)
Dividends from net realized
gain on investments	—	—	(.00)[b]	—	—
Total Distributions	(.49)	(.48)	(.48)	(.48)	(.51)
Net asset value, end of period	11.83	12.24	12.12	12.36	12.12

Total Return (%) [c]	.67	5.04	1.96	6.03	2.12

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.91	.91	.93	.92
Ratio of net expenses
to average net assets	.92	.91[d]	.91[d]	.93[d]	.92
Ratio of net investment income
to average net assets	4.07	3.94	3.87	3.90	4.15
Portfolio Turnover Rate	17.25	5.67	14.38	4.33	20.40

Net Assets, end of period ($ x 1,000)	178,268	186,327	192,953	202,323	213,004

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.24	12.12	12.36	12.12	12.37
Investment Operations:
Investment income—net [a]	.41	.42	.41	.42	.45
Net realized and unrealized
gain (loss) on investments	(.38)	.12	(.24)	.24	(.25)
Total from Investment Operations	.03	.54	.17	.66	.20
Distributions:
Dividends from investment income—net	(.43)	(.42)	(.41)	(.42)	(.45)
Dividends from net realized
gain on investments	—	—	(.00)[b]	—	—
Total Distributions	(.43)	(.42)	(.41)	(.42)	(.45)
Net asset value, end of period	11.84	12.24	12.12	12.36	12.12

Total Return (%) [c]	.22	4.51	1.43	5.49	1.61

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.41	1.42	1.43	1.42
Ratio of net expenses
to average net assets	1.45	1.41[d]	1.42[d]	1.43[d]	1.42
Ratio of net investment income
to average net assets	3.53	3.43	3.35	3.40	3.65
Portfolio Turnover Rate	17.25	5.67	14.38	4.33	20.40

Net Assets, end of period ($ x 1,000)	10,266	21,524	29,140	37,811	50,140

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

24

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.25	12.12	12.37	12.12	12.38
Investment Operations:
Investment income—net [a]	.39	.39	.38	.39	.41
Net realized and unrealized
gain (loss) on investments	(.41)	.13	(.25)	.25	(.26)
Total from Investment Operations	(.02)	.52	.13	.64	.15
Distributions:
Dividends from investment income—net	(.39)	(.39)	(.38)	(.39)	(.41)
Dividends from net realized
gain on investments	—	—	(.00)[b]	—	—
Total Distributions	(.39)	(.39)	(.38)	(.39)	(.41)
Net asset value, end of period	11.84	12.25	12.12	12.37	12.12

Total Return (%) [c]	(.12)	4.33	1.09	5.31	1.26

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.67	1.69	1.69	1.68
Ratio of net expenses
to average net assets	1.71	1.67[d]	1.69[d]	1.69[d]	1.68
Ratio of net investment income
to average net assets	3.28	3.18	3.10	3.14	3.37
Portfolio Turnover Rate	17.25	5.67	14.38	4.33	20.40

Net Assets, end of period ($ x 1,000)	3,713	4,025	4,702	5,650	6,185

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers nine series including the Maryland Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase.Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

26

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

28

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $54,649, accumulated capital losses $8,816,284 and unrealized depreciation $486,080.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2008. If not applied, $60,748 of the carryover expires in fiscal 2011, $1,838,009 expires in fiscal 2012 and $6,917,527 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $8,067,926 and $8,478,912, respectively.

During the period ended April 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $2,409 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value were not affected by this reclassification.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008 was approximately $20,000, with a related weighted average annualized interest rate of 5.34% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2008, the Distributor retained $4,153 from commissions earned on sales of the fund’s Class A shares and $48,375 and $392 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $74,043 and $27,876, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to

30

the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $456,661, $37,021 and $9,292, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $67,925 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $4,597 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $18,132. Prior to becoming an affiliate,The Bank of New York was paid $3,851 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $86,770, Rule 12b-1 distribution plan fees $6,448, shareholder services plan fees $39,441, custodian fees $6,152, chief compliance officer fees $1,880 and transfer agency per account fees $10,438.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $34,005,867 and $45,963,982, respectively.

At April 30, 2008, the cost of investments for federal income tax purposes was $192,525,674; accordingly, accumulated net unrealized depreciation on investments was $486,080, consisting of $4,479,435 gross unrealized appreciation and $4,965,515 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

The Fund 33

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2008 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

34

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (72)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Peggy C. Davis (65)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (68)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 23

Ernest Kafka (75)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents
(1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (65)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23

Jay I. Meltzer (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 23

36

Daniel Rose (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32

Warren B. Rudman (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Stonebridge International LLC, Co-Chairman
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,Weiss,
Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

For More Information

Dreyfus Premier State Municipal Bond Fund, Maryland Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PSMDX	Class B: PMDBX	Class C: PMDCX

© 2008 MBSC Securities Corporation
0052AR0408

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series

ANNUAL REPORT April 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
37	Report of Independent Registered
Public Accounting Firm
38	Important Tax Information
39	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, Massachusetts Series achieved a total return of 0.92% for Class A shares, 0.36% for Class B shares, 0.17% for Class C shares, and 1.14% for Class Z shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 0.50% for the reporting period.3

While an economic slowdown and credit crisis led to heightened market volatility, municipal bonds generally produced positive total returns over the reporting period.The fund’s Class B and Class C shares achieved slightly lower returns than the Lipper category average, primarily due to weakness among lower-rated holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Massachusetts state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Massachusetts state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Slumping Economy and Credit Markets Undermined Municipal Bonds

After getting off to a relatively strong start, the reporting period proved to be challenging. A credit crisis in the sub-prime mortgage market spread to other asset classes, including municipal bonds. Meanwhile, the U.S. economy stumbled amid plummeting housing values and soaring food and energy prices.The Federal Reserve Board responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing the overnight federal funds rate from 4.75% at the start of the reporting period to 2% by the end.

Although municipal bonds have no direct exposure to sub-prime mortgages, the asset class was affected by a sharp downturn in sentiment among newly risk-averse investors. Selling pressure was exacerbated by highly leveraged hedge funds and other institutional investors, who were forced to sell creditworthy investments to meet margin calls and redemption requests. Finally, a number of independent bond insurers suffered massive sub-prime related losses, raising questions about the value of insurance on municipal bonds. As a result, municipal bond prices fell while yields rose to levels that, at times, exceeded those of taxable U.S.Treasuries.

Robust Income Supported Fund Performance

The fund benefited in this difficult environment from competitive income from its core holdings of seasoned bonds, which were pur-

4

chased at higher yields than are available today. However, some of its lower-rated securities were punished more severely in the downturn than we believe was warranted by their underlying credit profiles, which detracted from the fund’s relative performance.These setbacks were offset to a significant degree by our internal credit research, which helped the fund avoid greater losses among insured bonds when sub-prime related issues affecting bond insurers caused those holdings to trade at levels commensurate with their underlying credit quality. Finally, we took advantage of changes in relative values by selling health care bonds at attractive prices and reinvesting in housing-related bonds that we believed were punished too severely in the downturn.

Maintaining a Cautious Investment Posture

A market rally in March and April apparently reflected a more optimistic outlook among investors. However, the U.S. economy has continued to struggle, Massachusetts and other states are facing greater fiscal pressures and the credit crisis has persisted in a number of fixed-income markets. Therefore, we have maintained a generally defensive strategy, including intensifying our focus on higher-quality securities.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, Massachusetts Series on 4/30/98 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.
The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class
B and Class C shares.The Index is not limited to investments principally in Massachusetts municipal obligations.The
Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares	10/20/04	1.14%	—	—	2.95%
Class A shares
with maximum sales charge (4.5%)		(3.62)%	2.48%	3.94%
without sales charge		0.92%	3.43%	4.42%
Class B shares
with applicable redemption charge †		(3.51)%	2.52%	4.09%
without redemption		0.36%	2.87%	4.09%
Class C shares
with applicable redemption charge ††		(0.80)%	2.64%	3.61%
without redemption		0.17%	2.64%	3.61%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.58	$ 7.41	$ 8.45	$ 3.49
Ending value (after expenses)	$1,002.10	$999.30	$998.30	$1,003.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.62	$ 7.47	$ 8.52	$ 3.52
Ending value (after expenses)	$1,020.29	$1,017.45	$1,016.41	$1,021.38

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.49% for Class B, 1.70% for Class C and .70% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.1%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—86.3%
Bellingham
(Insured; AMBAC)	5.00	3/1/17	1,945,000	2,047,774
Bellingham
(Insured; AMBAC)	5.00	3/1/18	2,040,000	2,124,293
Bellingham
(Insured; AMBAC)	5.00	3/1/19	2,140,000	2,228,425
Bellingham
(Insured; AMBAC)	5.00	3/1/20	2,245,000	2,337,763
Boston	5.75	2/1/10	1,000,000 [a]	1,057,920
Boston	5.75	2/1/10	3,945,000 [a]	4,173,494
Boston,
Convention Center Loan,
Special Obligation Bonds
(Insured; AMBAC)	5.00	5/1/16	1,750,000	1,837,902
Boston Housing Authority,
Capital Program Revenue
(Insured; FSA)	5.00	4/1/24	2,000,000	2,084,120
Boston Industrial Development
Financing Authority, Sewage
Facility Revenue (Harbor
Electric Energy Company
Project)	7.38	5/15/15	1,640,000	1,656,023
Boston Water and Sewer Commission,
Revenue	5.00	11/1/20	2,000,000	2,114,000
Brookline	5.25	4/1/20	3,860,000	4,033,198
Greater Lawrence Sanitation
District, GO (Insured; MBIA)	5.75	6/15/10	1,425,000 [a]	1,536,820
Holliston
(Insured; MBIA)	5.25	4/1/20	1,655,000	1,757,163
Holyoke Gas and Electric
Department, Revenue (Insured;
MBIA)	5.38	12/1/15	1,245,000	1,338,811
Hopkinton	5.00	9/1/17	1,735,000	1,845,589
Hopkinton	5.00	9/1/18	1,735,000	1,818,488
Hopkinton	5.00	9/1/19	1,735,000	1,818,488
Hopkinton	5.00	9/1/20	1,735,000	1,818,488
Marblehead	5.00	8/15/23	1,835,000	1,917,373
Marblehead	5.00	8/15/24	1,925,000	2,003,848
Massachusetts	5.25	8/1/22	2,650,000	2,942,957

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts	2.72	11/1/25	5,000,000 [b]	4,050,250
Massachusetts
(Insured; AMBAC)	6.00	8/1/10	1,500,000	1,615,950
Massachusetts
(Insured; FSA)	5.25	9/1/23	1,000,000	1,110,580
Massachusetts,
Consolidated Loan	5.00	3/1/15	60,000 [a]	66,009
Massachusetts,
Federal Highway	5.50	12/15/09	1,000,000	1,052,940
Massachusetts,
Federal Highway, GAN	5.50	6/15/14	1,000,000	1,030,170
Massachusetts Bay Transportation
Authority (General
Transportation Systems)	6.20	3/1/16	2,055,000	2,356,284
Massachusetts Bay Transportation
Authority (General
Transportation Systems)	7.00	3/1/21	1,000,000	1,220,690
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.25	7/1/10	905,000 [a]	959,074
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.00	7/1/21	2,400,000	2,523,744
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.25	7/1/30	590,000	607,547
Massachusetts Bay Transportation
Authority, Sales Tax Revenue	5.00	7/1/12	1,000,000 [a]	1,080,850
Massachusetts Bay Transportation
Authority, Senior Sales Tax
Revenue	5.00	7/1/21	1,000,000	1,095,640
Massachusetts Bay Transportation
Authority, Senior Sales Tax
Revenue (Insured; MBIA)	5.50	7/1/27	3,000,000	3,411,570
Massachusetts College Building
Authority, Project Revenue
(Insured; MBIA)	0.00	5/1/26	5,385,000 [e]	2,292,610
Massachusetts Development Finance
Agency, Higher Education
Revenue (Emerson College Issue)	5.00	1/1/22	1,325,000	1,355,793

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance
Agency, Revenue (Assumption
College Issue) (Insured;
Radian)	6.00	3/1/30	1,905,000	1,964,646
Massachusetts Development Finance
Agency, Revenue (Landmark
School Issue) (Insured; Radian)	5.25	6/1/29	1,100,000	1,055,274
Massachusetts Development Finance
Agency, Revenue (Massachusetts
College of Pharmacy and Allied
Health Sciences Issue)	6.75	1/1/10	2,000,000 [a]	2,162,560
Massachusetts Development Finance
Agency, Revenue (Massachusetts
College of Pharmacy and Allied
Health Sciences Issue)	6.38	7/1/13	1,000,000 [a]	1,166,150
Massachusetts Development Finance
Agency, Revenue (Mount Holyoke
College Issue)	5.25	7/1/31	5,000,000	5,084,750
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	5.75	6/20/22	600,000	653,850
Massachusetts Development Finance
Agency, Revenue (Neville
Communities Home, Inc.
Project) (Collateralized; GNMA)	6.00	6/20/44	1,500,000	1,594,635
Massachusetts Development Finance
Agency, Revenue (Wheelock
College Issue)	5.25	10/1/37	2,500,000	2,292,100
Massachusetts Development Finance
Agency, RRR (Ogden Haverhill
Project)	5.50	12/1/19	1,200,000	1,189,404
Massachusetts Development Finance
Agency, RRR (SEMASS System)
(Insured; MBIA)	5.63	1/1/14	2,000,000	2,156,920
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	1,787,980

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.70	7/1/11	370,000	371,776
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.00	1/1/13	1,440,000	1,481,400
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.85	7/1/14	250,000	251,290
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	4.70	1/1/27	10,000,000	8,691,000
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; MBIA)	5.13	12/1/14	420,000	421,390
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	1/1/12	1,070,000 [a]	1,191,680
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.50	1/1/12	310,000 [a]	350,604
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.50	7/1/17	1,175,000	1,271,021
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/22	4,030,000	4,241,172
Massachusetts Health and
Educational Facilities
Authority, Revenue (Community
College Program) (Insured;
AMBAC)	5.25	10/1/26	2,845,000	2,907,675

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Hallmark
Health System Issue) (Insured;
FSA)	5.25	7/1/10	2,055,000	2,084,078
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	6.00	7/1/10	2,500,000 [a]	2,712,500
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	5.00	7/15/22	2,945,000	3,065,951
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue)	5.25	7/1/33	5,000,000	5,545,050
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Milford-Whitinsville Regional
Hospital Issue)	6.50	7/15/12	2,250,000 [a]	2,571,682
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/11	1,290,000 [a]	1,420,329
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/11	1,100,000 [a]	1,219,438
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/16	1,520,000	1,661,694
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/17	45,000	49,195

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	60,000	62,492
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.00	7/1/47	4,950,000	4,979,700
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)
(Insured; MBIA)	5.13	7/1/11	1,000,000	1,011,750
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Springfield College Issue)
(Insured; Radian)	5.13	10/15/23	1,100,000	1,105,676
Massachusetts Health and
Educational Facilities
Authority, Revenue (The
Schepens Eye Research
Institute, Inc. Issue)
(Insured; ACA)	6.50	7/1/28	2,100,000	2,032,254
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.50	8/15/17	1,700,000	1,935,076
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.50	8/15/18	1,625,000	1,851,704
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.25	2/15/30	2,000,000	2,037,220
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue)	5.25	7/1/25	1,895,000	1,818,252

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue)	5.00	7/1/33	1,070,000	935,608
Massachusetts Housing Finance
Agency, Housing Development
Revenue (Insured; MBIA)	5.40	6/1/20	345,000	347,156
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/24	1,620,000	1,587,730
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/26	1,250,000	1,214,587
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/28	2,000,000	1,908,400
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	6/1/30	2,000,000	1,984,060
Massachusetts Housing Finance
Agency, Housing Revenue	5.25	12/1/33	2,000,000	1,939,680
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	6/1/37	3,000,000	2,819,250
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	12/1/37	2,180,000	2,052,579
Massachusetts Housing Finance
Agency, Housing Revenue	5.20	12/1/37	2,000,000	1,912,160
Massachusetts Housing Finance
Agency, SFHR	4.75	12/1/30	1,315,000	1,199,359
Massachusetts Industrial Finance
Agency, RRR (Ogden Haverhill
Project)	5.60	12/1/19	2,500,000	2,503,600
Massachusetts Industrial Finance
Agency, Water Treatment
Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	2,790,000	2,796,222
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Nuclear
Project Number 4 Issue)
(Insured; MBIA)	5.25	7/1/14	2,000,000	2,129,940

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.38	8/1/27	3,065,000	3,154,100
Massachusetts Water Resources
Authority, General Revenue
(Insured; MBIA)	5.20	8/1/11	1,000,000 [a]	1,077,440
Massachusetts Water Resources
Authority, General Revenue
(Insured; MBIA)	5.25	8/1/21	1,500,000	1,623,690
Massachusetts Water Resources
Authority, General Revenue
(Insured; MBIA)	5.25	8/1/26	2,000,000	2,126,380
Medford
(Insured; AMBAC)	5.00	3/15/19	1,155,000	1,194,894
Narragansett Regional School
District, GO (Insured; AMBAC)	6.50	6/1/16	1,205,000	1,302,256
Pittsfield
(Insured; MBIA)	5.13	4/15/22	1,500,000	1,577,385
Route 3 North Transportation
Improvement Association, LR
(Insured; MBIA)	5.75	6/15/10	1,500,000 [a]	1,603,455
Route 3 North Transportation
Improvement Association, LR
(Insured; MBIA)	5.75	6/15/10	1,000,000 [a]	1,068,970
Sandwich
(Insured; MBIA)	5.00	7/15/19	1,000,000	1,072,790
Springfield,
Municipal Purpose Loan
(Insured; FGIC)	5.00	8/1/11	1,000,000 [a]	1,071,280
Triton Regional School District,
GO (Insured; FGIC)	5.25	4/1/19	1,420,000	1,487,663
Triton Regional School District,
GO (Insured; FGIC)	5.25	4/1/20	1,420,000	1,487,663
Westfield,
GO (Insured; FGIC)	6.50	5/1/10	1,750,000 [a]	1,906,713
U.S. Related—10.8%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	2,000,000 [a]	2,105,760

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	2,000,000 [a]	2,105,760
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.38	5/15/33	2,000,000	1,931,920
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	1,245,000	1,221,345
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000 [e]	248,400
Puerto Rico Aqueduct and Sewer
Authority, Revenue (Senior
Lien)	6.00	7/1/38	2,000,000	2,095,980
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/25	1,500,000	1,498,200
Puerto Rico Commonwealth,
Public Improvement (Insured;
FSA)	5.25	7/1/14	1,000,000	1,084,170
Puerto Rico Commonwealth,
Public Improvement (Insured;
XLCA)	5.25	7/1/17	1,460,000	1,489,711
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	6,840,000 [e]	1,510,067
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; FGIC)	5.50	7/1/19	1,000,000	1,034,960
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue	5.75	7/1/22	1,900,000	2,009,573
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue
(Insured; AMBAC)	6.25	7/1/15	1,100,000	1,303,687
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue	5.25	8/1/57	3,000,000	3,006,270

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	525,000	540,377
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Fund Loan
Notes (Subordinated
Lien/Capital Program)	5.88	10/1/18	500,000	505,125
Virgin Islands Water and Power
Authority, Electric System
Revenue (Insured; Radian)	5.13	7/1/11	1,000,000	1,011,950
Total Long-Term
Municipal Investments
(cost $218,766,824)				221,562,221

Short-Term Municipal Investments—1.4%

Massachusetts;
Massachusetts Development Finance
Agency, Revenue (WGBH
Educational Foundation Issue)
(Insured; AMBAC and Liquidity
Facility; Royal Bank of Canada)	5.50	5/7/08	2,100,000 [c]	2,100,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	2.32	5/1/08	1,000,000 [c]	1,000,000
Total Short-Term
Municipal Investments
(cost $3,100,000)				3,100,000

Total Investments (cost $221,866,824)			98.5%	224,662,221

Cash and Receivables (Net)			1.5%	3,392,239

Net Assets			100.0%	228,054,460

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Variable rate security—interest rate subject to periodic change.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.
[e] Security issued with a zero coupon. Income is recognized through the accretion of discount.

18

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	45.5
AA		Aa		AA	33.7
A		A		A	8.3
BBB		Baa		BBB	8.7
F1		MIG1/P1		SP1/A1	1.4
Not Rated [d]		Not Rated [d]		Not Rated [d]	2.4
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

			Cost	Value

Assets ($):
Investments in securities-See Statement of Investments		221,866,824		224,662,221
Cash				312,271
Interest receivable				3,336,352
Receivable for shares of Beneficial Interest subscribed				4,400
Prepaid expenses				19,147
				228,334,391

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				140,765
Payable for shares of Beneficial Interest redeemed				91,591
Interest payable—Note 2				25
Accrued expenses				47,550
				279,931

Net Assets ($)				228,054,460

Composition of Net Assets ($):
Paid-in capital				224,791,849
Accumulated net realized gain (loss) on investments				467,214
Accumulated net unrealized appreciation
(depreciation) on investments				2,795,397

Net Assets ($)				228,054,460

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	44,177,516	2,910,346	3,314,489	177,652,109
Shares Outstanding	3,914,068	258,098	293,395	15,739,471

Net Asset Value Per Share ($)	11.29	11.28	11.30	11.29

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended April 30, 2008

Investment Income ($):
Interest Income	11,655,900
Expenses:
Management fee—Note 3(a)	1,301,060
Shareholder servicing costs—Note 3(c)	350,610
Distribution fees—Note 3(b)	42,091
Professional fees	34,758
Registration fees	31,699
Custodian fees—Note 3(c)	25,947
Prospectus and shareholders’ reports	11,757
Trustees’ fees and expenses—Note 3(d)	3,568
Loan commitment fees—Note 2	2,123
Interest expense—Note 2	25
Miscellaneous	35,356
Total Expenses	1,838,994
Less—reduction in fees due to earnings credits—Note 1(b)	(21,162)
Net Expenses	1,817,832
Investment Income—Net	9,838,068

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	379,041
Net unrealized appreciation (depreciation) on investments	(7,822,537)
Net Realized and Unrealized Gain (Loss) on Investments	(7,443,496)
Net Increase in Net Assets Resulting from Operations	2,394,572

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	9,838,068	8,002,146
Net realized gain (loss) on investments	379,041	608,753
Net unrealized appreciation
(depreciation) on investments	(7,822,537)	3,268,186
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,394,572	11,879,085

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,843,143)	(2,009,918)
Class B shares	(119,472)	(157,804)
Class C shares	(107,360)	(127,689)
Class Z shares	(7,748,495)	(5,676,900)
Net realized gain on investments:
Class A shares	(59,733)	(140,838)
Class B shares	(4,456)	(12,166)
Class C shares	(4,194)	(10,772)
Class Z shares	(238,104)	(365,469)
Total Dividends	(10,124,957)	(8,501,556)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	6,088,061	6,044,925
Class B shares	19,620	19,823
Class C shares	534,523	242,638
Class Z shares	6,890,587	4,249,546
Net assets received in connection
with reorganization—Note 1	—	61,190,890
Dividends reinvested:
Class A shares	1,372,878	1,538,233
Class B shares	70,391	94,674
Class C shares	76,615	88,733
Class Z shares	6,085,230	4,480,017
Cost of shares redeemed:
Class A shares	(10,789,108)	(8,930,354)
Class B shares	(951,740)	(1,457,492)
Class C shares	(706,051)	(1,323,315)
Class Z shares	(25,020,482)	(14,091,868)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(16,329,476)	52,146,450
Total Increase (Decrease) in Net Assets	(24,059,861)	55,523,979

Net Assets ($):
Beginning of Period	252,114,321	196,590,342
End of Period	228,054,460	252,114,321

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2008	2007

Capital Share Transactions:
Class Aa
Shares sold	530,117	519,032
Shares issued for dividends reinvested	120,259	131,940
Shares redeemed	(941,555)	(765,038)
Net Increase (Decrease) in Shares Outstanding	(291,179)	(114,066)

Class B [a]
Shares sold	1,700	1,702
Shares issued for dividends reinvested	6,174	8,123
Shares redeemed	(83,974)	(125,102)
Net Increase (Decrease) in Shares Outstanding	(76,100)	(115,277)

Class C
Shares sold	46,457	20,734
Shares issued for dividends reinvested	6,706	7,597
Shares redeemed	(61,422)	(113,868)
Net Increase (Decrease) in Shares Outstanding	(8,259)	(85,537)

Class Z
Shares sold	600,908	364,842
Shares issued in connection
with reorganization—Note 1	—	5,383,966
Shares issued for dividends reinvested	533,312	383,788
Shares redeemed	(2,176,394)	(1,208,407)
Net Increase (Decrease) in Shares Outstanding	(1,042,174)	4,924,189

[a]	During the period ended April 30, 2008, 33,679 Class B shares representing $382,783, were automatically converted to 33,650 Class A shares and during the period ended April 30, 2007, 40,513 Class B shares representing $474,253 were automatically converted to 40,467 Class A shares.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.66	11.56	11.87	11.50	11.80
Investment Operations:
Investment income—net [a]	.46	.47	.46	.46	.46
Net realized and unrealized
gain (loss) on investments	(.36)	.12	(.29)	.39	(.21)
Total from Investment Operations	.10	.59	.17	.85	.25
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.46)	(.46)	(.46)
Dividends from net realized
gain on investments	(.01)	(.03)	(.02)	(.02)	(.09)
Total Distributions	(.47)	(.49)	(.48)	(.48)	(.55)
Net asset value, end of period	11.29	11.66	11.56	11.87	11.50

Total Return (%) [b]	.92	5.23	1.48	7.54	2.15

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.92	.92	.97	.99
Ratio of net expenses
to average net assets	.92	.92	.92[c]	.97[c]	.99
Ratio of net investment income
to average net assets	4.01	3.99	3.92	3.96	3.94
Portfolio Turnover Rate	18.21	30.97	34.00	43.92	46.61

Net Assets, end of period ($ x 1,000)	44,178	49,034	49,913	51,884	50,624

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.65	11.54	11.86	11.50	11.80
Investment Operations:
Investment income—net [a]	.39	.40	.40	.40	.40
Net realized and unrealized
gain (loss) on investments	(.36)	.14	(.30)	.38	(.21)
Total from Investment Operations	.03	.54	.10	.78	.19
Distributions:
Dividends from investment income—net	(.39)	(.40)	(.40)	(.40)	(.40)
Dividends from net realized
gain on investments	(.01)	(.03)	(.02)	(.02)	(.09)
Total Distributions	(.40)	(.43)	(.42)	(.42)	(.49)
Net asset value, end of period	11.28	11.65	11.54	11.86	11.50

Total Return (%) [b]	.36	4.77	.86	6.89	1.62

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.48	1.45	1.45	1.49	1.51
Ratio of net expenses
to average net assets	1.47	1.45	1.45[c]	1.49[c]	1.51
Ratio of net investment income
to average net assets	3.46	3.47	3.39	3.44	3.41
Portfolio Turnover Rate	18.21	30.97	34.00	43.92	46.61

Net Assets, end of period ($ x 1,000)	2,910	3,893	5,188	6,239	6,990

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

26

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	11.67	11.56	11.88	11.51	11.82
Investment Operations:
Investment income—net [a]	.37	.38	.37	.37	.38
Net realized and unrealized
gain (loss) on investments	(.36)	.14	(.30)	.39	(.23)
Total from Investment Operations	.01	.52	.07	.76	.15
Distributions:
Dividends from investment income—net	(.37)	(.38)	(.37)	(.37)	(.37)
Dividends from net realized
gain on investments	(.01)	(.03)	(.02)	(.02)	(.09)
Total Distributions	(.38)	(.41)	(.39)	(.39)	(.46)
Net asset value, end of period	11.30	11.67	11.56	11.88	11.51

Total Return (%) [b]	.17	4.53	.64	6.74	1.29

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.68	1.67	1.66	1.72	1.74
Ratio of net expenses
to average net assets	1.67	1.67	1.66[c]	1.71	1.74
Ratio of net investment income
to average net assets	3.26	3.24	3.18	3.20	3.15
Portfolio Turnover Rate	18.21	30.97	34.00	43.92	46.61

Net Assets, end of period ($ x 1,000)	3,314	3,520	4,478	4,214	3,680

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class Z Shares	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	11.66	11.55	11.87	11.88
Investment Operations:
Investment income—net [b]	.48	.48	.48	.25
Net realized and unrealized
gain (loss) on investments	(.36)	.15	(.30)	.01
Total from Investment Operations	.12	.63	.18	.26
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.48)	(.25)
Dividends from net realized
gain on investments	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.49)	(.52)	(.50)	(.27)
Net asset value, end of period	11.29	11.66	11.55	11.87

Total Return (%)	1.14	5.54	1.56	2.23[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.76	.77[d]
Ratio of net expenses
to average net assets	.70	.71	.75	.76[d]
Ratio of net investment income
to average net assets	4.23	4.20	4.09	4.07[d]
Portfolio Turnover Rate	18.21	30.97	34.00	43.92

Net Assets, end of period ($ x 1,000)	177,652	195,667	137,011	147,338

[a]	From October 20, 2004 (commencement of initial offering) to April 30, 2005.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Massachusetts Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

As of the close of business on April 24, 2007, pursuant to an Agreement and Plan of reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Massachusetts Intermediate Municipal Bond Fund were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Dreyfus Massachusetts Intermediate Municipal Bond Fund received Class Z shares of the fund, in a amount equal to the aggregate net asset value of their investment in Dreyfus Massachusetts Intermediate Municipal Bond Fund at the time of the exchange.The fund’s net asset value on the close of business on April 24, 2007 was $11.66 per share for class Z shares, and a total of 5,383,966 Class Z shares representing net assets of $61,190,890 (including $1,598,499 net unrealized depreciation on investments) were issued to shareholders of Dreyfus Massachusetts Intermediate Municipal Bond Fund in the exchange.The exchange was a tax-free event to Dreyfus Massachusetts Intermediate Municipal Bond Fund shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund and who continued to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

30

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be

32

taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $55,673, undistributed capital gains $377,203 and unrealized appreciation $2,885,408.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $9,818,470 and $7,972,311, ordinary income $0 and $94,568 and long-term capital gains $306,487 and $434,677, respectively.

During the period ended April 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $19,598 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008 was approximately $800 with a related weighted average annualized interest rate of 3.27% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2008, the Distributor retained $1,289 from commissions earned on sales of the fund’s Class A shares and $1,631 from CDSC on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $17,312 and $24,779, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $115,188, $8,656, and $8,260, respectively, pursuant to the Shareholder Services Plan.

34

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2008, Class Z shares were charged $80,647 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $79,118 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $5,811 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $18,845. Prior to becoming an affiliate,The Bank of New York was paid $7,102 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $102,733, Rule 12b-1 distribution plan fees $3,229, shareholder services plan fees $10,333, custodian fees $10,631, chief compliance officer fees $1,880 and transfer agency per account fees $11,959.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 1% redemption fee is charged and retained by the fund on certain Class Z shares redeemed within thirty days of their issuance.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $42,390,317 and $60,944,330, respectively.

At April 30, 2008, the cost of investments for federal income tax purposes was $221,776,813; accordingly, accumulated net unrealized appreciation on investments was $2,885,408, consisting of $7,619,762 gross unrealized appreciation and $4,734,354 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

The Fund 37

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2008:

  all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and the fund hereby designates $.0149 per share as a long-term capital gain distribution paid on December 13, 2007.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

38

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (72)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Peggy C. Davis (65)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (68)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 23

Ernest Kafka (75)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents
(1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (65)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23

Jay I. Meltzer (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 23

40

Daniel Rose (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32

Warren B. Rudman (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Stonebridge International LLC, Co-Chairman
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,Weiss,
Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

42

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 43

NOTES

For More Information

Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: PSMAX Class B: PBMAX Class C: PCMAX Class Z: PMAZX

© 2008 MBSC Securities Corporation
0063AR0408

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists.At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, Michigan Series’ Class A shares achieved a total return of 0.56%, Class B shares achieved a total return of 0.00% and Class C shares achieved a total return of –0.12% .1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper Michigan Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 0.02% for the reporting period.3

While an economic slowdown and credit crisis led to heightened market volatility, municipal bonds generally produced positive total returns over the reporting period.The fund’s Class B and Class C shares achieved slightly lower returns than the Lipper category average, primarily due to weakness among lower-rated holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Michigan state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Slumping Economy and Credit Markets Undermined Municipal Bonds

After getting off to a relatively strong start, the reporting period proved to be challenging. A credit crisis in the sub-prime mortgage market spread to other asset classes, including municipal bonds. Meanwhile, the U.S. economy stumbled amid plummeting housing values and soaring food and energy prices.The Federal Reserve Board responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing the overnight federal funds rate from 4.75% at the start of the reporting period to 2% by the end.

Although municipal bonds have no direct exposure to sub-prime mortgages, the asset class was affected by a sharp downturn in sentiment among newly risk-averse investors. Selling pressure was exacerbated by highly leveraged hedge funds and other institutional investors, who were forced to sell creditworthy investments to meet margin calls and redemption requests. Finally, a number of independent bond insurers suffered massive sub-prime related losses, raising questions about the value of insurance on municipal bonds. As a result, municipal bond prices fell while yields rose to levels that, at times, exceeded those of taxable U.S.Treasuries.

Robust Income Supported Fund Performance

The fund benefited in this difficult environment from competitive income from its core holdings of seasoned bonds, which were purchased

4

at higher yields than are available today.However,some of its lower-rated securities were punished more severely in the downturn than we believe was warranted by their underlying credit profiles. In addition, the fund’s relatively long average duration detracted from the fund’s relative performance as short-term interest rates declined.These setbacks were offset to a significant degree by our internal credit research, which helped the fund avoid greater losses among insured bonds when sub-prime related issues affecting bond insurers caused those holdings to trade at levels commensurate with their underlying credit quality. Finally, we took advantage of changes in relative values by selling health care bonds at attractive prices and reinvesting in housing-related bonds that we believed were punished too severely in the downturn.

Maintaining a Cautious Investment Posture

A market rally in March and April apparently reflected a more optimistic outlook among investors. However, the U.S. economy has continued to struggle, the credit crisis has persisted in a number of fixed-income markets and Michigan has been hit especially hard by the economic downturn.Therefore, we have maintained a generally defensive strategy, including intensifying our focus on higher-quality securities.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Michigan residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, Michigan Series on 4/30/98 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Michigan municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The
Index is not limited to investments principally in Michigan municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of	4/30/08

		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(3.94)%	2.18%	3.71%
without sales charge		0.56%	3.12%	4.20%
Class B shares
with applicable redemption charge †		(3.86)%	2.22%	3.88%
without redemption		0.00%	2.56%	3.88%
Class C shares
with applicable redemption charge ††		(1.09)%	2.39%	3.44%
without redemption		(0.12)%	2.39%	3.44%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.82	$ 8.79	$ 9.48
Ending value (after expenses)	$1,000.10	$996.80	$996.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.87	$ 8.87	$ 9.57
Ending value (after expenses)	$1,019.05	$1,016.06	$1,015.37

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.77% for Class B and 1.91% for Class C, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2008
Long-Term Municipal	Coupon	Maturity	Principal
Investments—104.0%	Rate (%)	Date	Amount ($)	Value ($)

Michigan—102.5%
Allegan Hospital Finance
Authority, HR (Allegan
General Hospital)	6.88	11/15/17	4,460,000	4,588,671
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/14	8,000,000 [a]	6,323,200
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/20	3,600,000 [a]	2,020,608
Detroit,
Water Supply System Revenue
(Insured; FGIC)	5.75	7/1/11	4,000,000 [b]	4,393,880
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,200,000	1,071,840
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000	1,041,862
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000	1,168,030
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	3,500,000	3,558,800
Dickinson County Healthcare
System, HR (Insured; ACA)	5.50	11/1/13	2,220,000	2,264,555
Dickinson County Healthcare
System, HR (Insured; ACA)	5.70	11/1/18	1,800,000	1,810,764
Grand Valley State University,
Revenue (Insured; FGIC)	5.25	12/1/10	3,000,000 [b]	3,202,800
Huron Valley School District,
GO—Unlimited Tax (Insured; FGIC)	0.00	5/1/18	6,270,000 [a]	3,905,897
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	2,000,000	2,327,400
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	2,000,000	2,025,100
Michigan Higher Education
Facilities Authority, LOR
(Hillsdale College Project)	5.00	3/1/35	1,200,000	1,163,712

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Michigan Higher Education Student
Loan Authority, Student Loan
Revenue (Insured; AMBAC)	5.20	9/1/20	1,540,000	1,529,790
Michigan Hospital Finance
Authority, HR (Detroit
Medical Center)	8.13	8/15/12	75,000	75,076
Michigan Hospital Finance
Authority, HR (MidMichigan
Obligated Group)	5.00	4/15/36	500,000	473,020
Michigan Hospital Finance
Authority, Revenue (Trinity
Health Credit Group)
(Insured; AMBAC)	6.00	12/1/27	3,500,000	3,715,110
Michigan Housing Development
Authority, Limited Obligation
MFHR (Deaconess
Tower Apartments)
(Collateralized; GNMA)	5.25	2/20/48	470,000	441,222
Michigan Housing Development
Authority, Rental Housing
Revenue (Insured; MBIA)	5.05	10/1/15	1,500,000	1,468,815
Michigan Municipal Bond Authority,
Clean Water Revolving
Fund Revenue	5.38	10/1/21	10,200,000 [c,d]	10,931,187
Michigan Strategic Fund,
LOR (NSF International Project)	5.13	8/1/19	700,000	688,205
Michigan Strategic Fund,
LOR (NSF International Project)	5.25	8/1/26	2,000,000	1,856,760
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	1,250,000	1,182,275
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	2,300,000	2,187,530
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/34	3,000,000	2,823,270

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; FGIC)	6.95	9/1/22	2,000,000	2,533,920
Oakland County Economic
Development Corporation,
Development Revenue (Orchard
Lake Schools Project)	5.00	9/1/37	1,000,000	945,160
Pontiac Tax Increment Finance
Authority, Revenue	6.38	6/1/12	3,170,000 [b]	3,589,106
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000	4,495,722
Stockbridge Community Schools,
School Building and Site Bonds
(GO—Unlimited Tax)	5.50	5/1/10	600,000 [b]	636,222
Sturgis Public School District,
School Building and Site Bonds
(GO—Unlimited Tax)	5.63	5/1/10	5,085,000 [b]	5,404,338
Summit Academy North,
Public School Academy Revenue	5.50	11/1/35	1,500,000	1,251,555
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport) (Insured;
Assured Guaranty)	5.75	12/1/27	1,000,000	1,036,050
U.S. Related—1.5%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000 [a]	248,400
Puerto Rico Ports Authority,
Special Facilities Revenue
(American Airlines, Inc. Project)	6.30	6/1/23	1,410,000	1,038,916
Total Long-Term Municipal Investments
(cost $85,558,917)				89,418,768

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.9%	Rate (%)	Date	Amount ($)	Value ($)

Michigan;
Royal Oak Hospital Finance
Authority, HR, Refunding
(William Beaumont Hospital
Obligated Group) (Insured;
AMBAC and Liquidity Facility;
Morgan Stanley Bank)
(cost $800,000)	4.25	5/1/08	800,000 [e]	800,000

Total Investments (cost $86,358,917)			104.9%	90,218,768

Liabilities, Less Cash and Receivables			(4.9%)	(4,242,004)

Net Assets			100.0%	85,976,764

[a] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, this security amounted to $10,931,187 or 12.7% of net assets.
[d] Collateral for floating rate borrowings.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	48.7
AA		Aa		AA	7.1
A		A		A	9.8
BBB		Baa		BBB	10.2
BB		Ba		BB	4.1
CCC		Caa		CCC	1.2
F1		MIG1/P1		SP1/A1	.9
Not Rated [f]		Not Rated [f]		Not Rated [f]	18.0
					100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2008

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		86,358,917	90,218,768
Interest receivable			1,520,430
Receivable for investment securities sold			532,458
Receivable for shares of Beneficial Interest subscribed			4,050
Prepaid expenses			13,482
			92,289,188

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			79,613
Cash overdraft due to Custodian			1,027,713
Payable for floating rate notes issued—Note 4			5,100,000
Payable for shares of Beneficial Interest redeemed			25,654
Interest and expense payable related
to floating rate notes issued—Note 4			9,723
Accrued expenses			69,721
			6,312,424

Net Assets ($)			85,976,764

Composition of Net Assets ($):
Paid-in capital			82,491,441
Accumulated net realized gain (loss) on investments			(374,528)
Accumulated net unrealized appreciation
(depreciation) on investments			3,859,851

Net Assets ($)			85,976,764

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	80,657,238	1,153,985	4,165,541
Shares Outstanding	5,522,766	79,032	285,145

Net Asset Value Per Share ($)	14.60	14.60	14.61

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended April 30, 2008
Investment Income ($):
Interest Income	5,056,930
Expenses:
Management fee—Note 3(a)	502,990
Shareholder servicing costs—Note 3(c)	295,270
Interest and expense related to
floating rate notes issued—Note 4	181,622
Distribution fees—Note 3(b)	39,643
Professional fees	29,307
Registration fees	21,719
Prospectus and shareholders’ reports	19,641
Custodian fees—Note 3(c)	13,535
Trustees’ fees and expenses—Note 3(d)	6,281
Loan commitment fees	921
Interest expense—Note 2	567
Miscellaneous	19,227
Total Expenses	1,130,723
Less—reduction in fees due to
earnings credits—Note 1(b)	(10,357)
Net Expenses	1,120,366
Investment Income—Net	3,936,564

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(378,906)
Net unrealized appreciation (depreciation) on investments	(3,079,966)
Net Realized and Unrealized Gain (Loss) on Investments	(3,458,872)
Net Increase in Net Assets Resulting from Operations	477,692

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	3,936,564	4,185,132
Net realized gain (loss) on investments	(378,906)	615,006
Net unrealized appreciation
(depreciation) on investments	(3,079,966)	809,868
Net Increase (Decrease) in Net Assets
Resulting from Operations	477,692	5,610,006

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,723,196)	(3,903,982)
Class B Shares	(60,901)	(108,672)
Class C Shares	(151,419)	(171,716)
Net realized gain on investments:
Class A Shares	(19,734)	(117,435)
Class B Shares	(383)	(3,433)
Class C Shares	(1,016)	(6,281)
Total Dividends	(3,956,649)	(4,311,519)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,006,440	3,699,124
Class B Shares	1,109	4,119
Class C Shares	435,149	395,433
Dividends reinvested:
Class A Shares	2,457,892	2,627,725
Class B Shares	28,886	55,532
Class C Shares	92,330	113,552
Cost of shares redeemed:
Class A Shares	(12,776,444)	(13,116,836)
Class B Shares	(976,889)	(1,861,070)
Class C Shares	(514,646)	(1,867,816)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(8,246,173)	(9,950,237)
Total Increase (Decrease) in Net Assets	(11,725,130)	(8,651,750)

Net Assets ($):
Beginning of Period	97,701,894	106,353,644
End of Period	85,976,764	97,701,894

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2008	2007

Capital Share Transactions:
Class A [a]
Shares sold	201,332	244,281
Shares issued for dividends reinvested	165,985	173,263
Shares redeemed	(859,500)	(865,079)
Net Increase (Decrease) in Shares Outstanding	(492,183)	(447,535)

Class B [a]
Shares sold	75	273
Shares issued for dividends reinvested	1,949	3,666
Shares redeemed	(65,876)	(123,171)
Net Increase (Decrease) in Shares Outstanding	(63,852)	(119,232)

Class C
Shares sold	29,528	26,132
Shares issued for dividends reinvested	6,235	7,488
Shares redeemed	(34,676)	(123,336)
Net Increase (Decrease) in Shares Outstanding	1,087	(89,716)

[a]	Durind the period ended April 30, 2008, 18,895 Class B shares representing $279,344 were automatically converted to 18,890 Class A shares and during the period ended April 30, 2007, 52,651 Class B shares representing $794,800 were automatically converted to 52,644 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.17	14.98	15.28	14.95	15.51
Investment Operations:
Investment income—net [a]	.65	.63	.62	.65	.68
Net realized and unrealized
gain (loss) on investments	(.57)	.21	(.30)	.33	(.56)
Total from Investment Operations	.08	.84	.32	.98	.12
Distributions:
Dividends from investment income—net	(.65)	(.63)	(.62)	(.65)	(.68)
Dividends from net realized
gain on investments	(.00)[b]	(.02)	—	—	—
Total Distributions	(.65)	(.65)	(.62)	(.65)	(.68)
Net asset value, end of period	14.60	15.17	14.98	15.28	14.95

Total Return (%) [c]	.56	5.71	2.11	6.68	.72

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.16	1.11	1.09	1.06
Ratio of net expenses
to average net assets	1.18	1.15	1.10	1.09[d]	1.06
Ratio of net investment income
to average net assets	4.35	4.17	4.08	4.30	4.39
Portfolio Turnover Rate	16.23	10.45	17.78	21.12	20.76

Net Assets, end of period ($ x 1,000)	80,657	91,226	96,826	102,251	104,551

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.16	14.98	15.28	14.95	15.51
Investment Operations:
Investment income—net [a]	.55	.54	.54	.57	.60
Net realized and unrealized
gain (loss) on investments	(.56)	.21	(.30)	.33	(.56)
Total from Investment Operations	(.01)	.75	.24	.90	.04
Distributions:
Dividends from investment income—net	(.55)	(.55)	(.54)	(.57)	(.60)
Dividends from net realized
gain on investments	(.00)[b]	(.02)	—	—	—
Total Distributions	(.55)	(.57)	(.54)	(.57)	(.60)
Net asset value, end of period	14.60	15.16	14.98	15.28	14.95

Total Return (%) [c]	.00[d]	5.05	1.58	6.14	.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.80	1.71	1.65	1.62	1.56
Ratio of net expenses
to average net assets	1.79	1.70	1.63	1.61	1.56
Ratio of net investment income
to average net assets	3.72	3.62	3.55	3.81	3.88
Portfolio Turnover Rate	16.23	10.45	17.78	21.12	20.76

Net Assets, end of period ($ x 1,000)	1,154	2,167	3,926	6,114	9,347

a Based on average shares outstanding at each month end. b Amount represents less than $.01 per share. c Exclusive of sales charge. d Amount represents less than .01%.

See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.17	14.99	15.28	14.96	15.51
Investment Operations:
Investment income—net [a]	.54	.52	.51	.54	.56
Net realized and unrealized
gain (loss) on investments	(.56)	.20	(.29)	.32	(.55)
Total from Investment Operations	(.02)	.72	.22	.86	.01
Distributions:
Dividends from investment income—net	(.54)	(.52)	(.51)	(.54)	(.56)
Dividends from net realized
gain on investments	(.00)[b]	(.02)	—	—	—
Total Distributions	(.54)	(.54)	(.51)	(.54)	(.56)
Net asset value, end of period	14.61	15.17	14.99	15.28	14.96

Total Return (%) [c]	(.12)	4.86	1.44	5.84	.06

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93	1.90	1.84	1.82	1.78
Ratio of net expenses
to average net assets	1.92	1.89	1.82	1.82[d]	1.78
Ratio of net investment income
to average net assets	3.61	3.44	3.35	3.59	3.66
Portfolio Turnover Rate	16.23	10.45	17.78	21.12	20.76

Net Assets, end of period ($ x 1,000)	4,166	4,309	5,602	5,588	6,885

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Michigan Series (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares:Class A,Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

22

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

24

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $44,722, accumulated capital losses $189,454 and unrealized appreciation $3,864,228. In addition, the fund had $189,452 of capital losses realized after October 31, 2007 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover of $189,454 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2008. If not applied, the carryover expires in fiscal 2016.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $3,935,516 and $4,184,370 and long-term capital gains $21,133 and $127,149, respectively.

During the period ended April 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $1,048, increased accumulated net realized gain (loss) on investments by $729 and increased paid-in capital by $319. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008 was approximately $12,600, with a related weighted average annualized interest rate of 4.51% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2008, the Distributor retained $2,650 from commissions earned on sales of the fund’s Class A shares and $6,780 and $2,348 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

26

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $8,186 and $31,457, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $214,053, $4,093 and $10,486, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $45,798 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $2,858 pursuant to the cash management agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $11,253. Prior to becoming an affiliate,The Bank of New York was paid $2,282 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $38,951, Rule 12b-1 distribution plan fees $3,024, shareholder services plan fees $17,704, custodian fees $7,263, chief compliance officer fees $1,880 and transfer agency per account fees $10,791.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $15,246,375 and $23,973,591, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remar-keting agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

28

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At April 30, 2008, the cost of investments for federal income tax purposes was $81,254,540; accordingly, accumulated net unrealized appreciation on investments was $3,864,228, consisting of $5,574,357 gross unrealized appreciation and $1,710,129 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2008:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Michigan residents, Michigan personal income taxes), and

—the Fund hereby designates $.0035 per share as a long-term capital gain distribution per share paid on December 13, 2007.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————
Clifford L. Alexander, Jr. (74)
Board Member (1986)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51
———————
David W. Burke (72)
Board Member (2007)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
———————
Peggy C. Davis (65)
Board Member (1990)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64
32

Diane Dunst (68) Board Member (2007)

Principal Occupation During Past 5 Years:

• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 23

———————
Ernest Kafka (75)
Board Member (1986)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)

No. of Portfolios for which Board Member Serves: 23

———————
Nathan Leventhal (65)
Board Member (1989)

Principal Occupation During Past 5 Years:

  Commissioner, NYC Planning Commission (March 2007-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)

Other Board Memberships and Affiliations:

  Movado Group, Inc., Director
  Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23
———————
Jay I. Meltzer (79)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Faculty Associate, Center for Bioethics, Columbia

No. of Portfolios for which Board Member Serves: 23

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (78) Board Member (2007)
Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32
———————
Warren B. Rudman (77)
Board Member (2007)

Principal Occupation During Past 5 Years:
  Stonebridge International LLC, Co-Chairman
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Boston Scientific, Director
  D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

36

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
24	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
37	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier State

Municipal Bond Fund,

Minnesota Series

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund,Minnesota Series,covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, Minnesota Series’ Class A shares achieved a total return of 1.86%, Class B shares achieved a total return of 1.26% and Class C shares achieved a total return of 1.03% .1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper Minnesota Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 0.68% for the reporting period.3

While an economic slowdown and credit crisis led to heightened market volatility, municipal bonds generally produced positive total returns over the reporting period. The fund achieved higher returns than its Lipper category average, primarily due to robust income from its core holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Slumping Economy and Credit Markets Undermined Municipal Bonds

After getting off to a relatively strong start, the reporting period proved to be challenging. A credit crisis in the sub-prime mortgage market spread to other asset classes, including municipal bonds. Meanwhile, the U.S. economy stumbled amid plummeting housing values and soaring food and energy prices.The Federal Reserve Board responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing the overnight federal funds rate from 4.75% at the start of the reporting period to 2% by the end.

Although municipal bonds have no direct exposure to sub-prime mortgages, the asset class was affected by a sharp downturn in sentiment among newly risk-averse investors. Selling pressure was exacerbated by highly leveraged hedge funds and other institutional investors, who were forced to sell creditworthy investments to meet margin calls and redemption requests. Finally, a number of independent bond insurers suffered massive sub-prime related losses, raising questions about the value of insurance on municipal bonds. As a result, municipal bond prices fell while yields rose to levels that, at times, exceeded those of taxable U.S.Treasuries.

A High-Quality Credit Profile Supported Performance

The fund benefited in this difficult environment from competitive income from its core holdings of seasoned bonds, which were purchased

4

at higher yields than are available today. Moreover, our focus on higher-quality securities enabled the fund to avoid much of the weakness that affected lower-rated bonds. Indeed, our internal credit research proved to be particularly valuable when sub-prime related issues affecting bond insurers caused the fund’s insured holdings to trade at levels commensurate with their underlying credit quality. A relatively short average duration over much of the reporting period enabled the fund to participate more fully in strength among shorter-term bonds as interest rates declined. Finally, we took advantage of changes in relative values by selling health care bonds at attractive prices and reinvesting in housing-related bonds that we believed were punished too severely in the downturn.

Maintaining a Cautious Investment Posture

A market rally in March and April apparently reflected a more optimistic outlook among investors. However, the U.S. economy has continued to struggle, Minnesota and other states are facing greater fiscal pressures and the credit crisis has persisted in a number of fixed-income markets. Therefore, we have maintained a generally defensive strategy, including a focus on higher-quality securities.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Minnesota residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series Class A shares, Class B shares and Class C shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, Minnesota Series on 4/30/98 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The
Index is not limited to investments principally in Minnesota municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of	4/30/08

		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(2.72)%	2.77%	4.13%
without sales charge		1.86%	3.72%	4.61%
Class B shares
with applicable redemption charge †		(2.65)%	2.85%	4.28%
without redemption		1.26%	3.19%	4.28%
Class C shares
with applicable redemption charge ††		0.05%	2.94%	3.80%
without redemption		1.03%	2.94%	3.80%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2008
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.45		$ 7.94	$ 9.18
Ending value (after expenses)	$1,010.60		$1,007.80	$1,006.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.47	$ 7.97	$ 9.22
Ending value (after expenses)	$1,019.44	$1,016.96	$1,015.71

† Expenses are equal to the fund’s annualized expense ratio of 1.09% for Class A, 1.59% for Class B and 1.84% for Class C, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2008
Long-Term Municipal	Coupon	Maturity	Principal
Investments—102.3%	Rate (%)	Date	Amount ($)	Value ($)

Andover Economic Development
Authority, Public Facility LR (City
of Andover Community Center)	5.20	2/1/34	885,000	953,977
Andover Economic Development
Authority, Public Facility LR (City
of Andover Community Center)	5.20	2/1/34	615,000	662,933
Anoka County,
SWDR (United Power Association
Project) (Guaranteed; National
Rural Utilities Cooperative
Finance Corporation)	6.95	12/1/08	635,000	636,257
Blooming Prairie Independent
School District Number 756, GO
School Building Bonds
(Minnesota School District
Credit Enhancement Program)
(Insured; MBIA)	4.75	1/1/27	3,175,000	3,235,833
Bloomington Independent School
District Number 271 (Minnesota
School District Credit
Enhancement Program)
(Insured; FSA)	5.13	2/1/24	2,000,000	2,139,420
Chaska,
Electric Revenue	6.00	10/1/10	3,000,000 [a]	3,235,050
Chaska,
Electric Revenue	5.00	10/1/30	1,035,000	1,028,055
Columbia Heights,
MFHR (Crest View ONDC 1
Project) (Collateralized; GNMA)	6.63	10/20/12	1,500,000 [a]	1,793,385
Coon Rapids,
Multifamily Rental Housing
Revenue (GNMA Collateralized
Mortgage Loan—Mississippi
View Apartments Project)
(Collateralized; FHA)	4.95	10/20/41	2,700,000	2,428,407
Cottage Grove,
Senior Housing Revenue
(PHS/Cottage Grove, Inc. Project)	5.25	12/1/46	1,500,000	1,240,395
Dakota County Community
Development Agency, MFHR
(Grande Market Place Project)
(Collateralized; GNMA)	5.40	11/20/43	3,000,000	2,907,780

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	960,605	947,646
Falcon Heights,
LR (Kaleidoscope Charter
School Project)	6.00	11/1/27	400,000	376,596
Falcon Heights,
LR (Kaleidoscope Charter
School Project)	6.00	11/1/37	400,000	362,908
Hennepin County,
Second Lien Sales Tax Revenue
(Ballpark Project)	5.00	12/15/29	1,500,000	1,553,250
Lake Superior Independent School
District Number 381 (Minnesota
School District Credit
Enhancement Program)
(Insured; FSA)	5.00	4/1/20	2,510,000	2,693,983
Lake Superior Independent School
District Number 381 (Minnesota
School District Credit
Enhancement Program)
(Insured; FSA)	5.00	4/1/21	2,640,000	2,833,512
Lakeville Independent School
District Number 194 (Minnesota
School District Credit
Enhancement Program)
(Insured; FGIC)	5.50	2/1/24	8,700,000	9,515,103
Mahtomedi Independent School
District Number 832 (Minnesota
School District Credit
Enhancement Program)
(Insured; MBIA)	0.00	2/1/17	1,275,000 [b]	883,805
Minneapolis	0.00	12/1/14	1,825,000 [b]	1,433,684
Minneapolis,
Health Care Facilities Revenue
(Shelter Care Foundation Project)	6.00	4/1/09	200,000 [a]	206,782
Minneapolis,
Health Care Facilities Revenue
(Shelter Care Foundation Project)	6.50	4/1/09	1,000,000 [a]	1,056,460
Minneapolis,
Revenue (Blake School Project)	5.45	9/1/21	2,000,000	2,048,780

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minneapolis,
Tax Increment Revenue (Saint
Anthony Falls Project)	5.75	2/1/27	1,000,000	945,640
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/18	1,000,000	1,046,680
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/20	2,290,000	2,381,073
Minnesota,
Retirement System Building
Revenue	6.00	6/1/30	1,475,000	1,540,638
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	3,850,000 [a]	4,247,243
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	150,000	155,912
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/22	1,130,000	1,182,850
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/27	1,750,000	1,821,453
Minnesota Higher Education
Facilities Authority, Revenue
(Augsburg College)	5.00	5/1/36	1,500,000	1,348,185
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/20	3,000,000	3,042,780
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/37	940,000	945,903
Minnesota Housing Finance Agency,
SFMR	5.80	1/1/19	875,000	890,094

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota Housing Finance Agency,
SFMR (Insured; MBIA)	5.45	1/1/22	465,000	488,045
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/35	1,500,000	1,471,410
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/37	2,000,000	1,956,200
North Oaks,
Senior Housing Revenue
(Presbyterian Homes of North
Oaks, Inc. Project)	6.50	10/1/47	1,350,000	1,359,828
Northern Municipal Power Agency,
Electric System Revenue
(Insured; FSA)	5.40	1/1/16	10,000,000 [c,d]	10,391,750
Northfield,
HR	6.00	11/1/11	2,000,000 [a]	2,201,940
Northfield,
HR	5.38	11/1/31	2,240,000	2,090,144
Ramsey,
LR (Pact Charter School Project)	6.75	12/1/33	1,000,000	1,012,640
Rosemount-Apple Valley-Eagan
Independent School District
Number 196 (Minnesota School
District Credit Enhancement
Program) (Insured; MBIA)	0.00	4/1/14	2,960,000 [b]	2,377,709
Saint Cloud Housing and
Redevelopment Authority,
Revenue (State University
Foundation Project)	5.13	5/1/18	1,500,000	1,567,320
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	1,500,000	1,492,935
Saint Paul Housing and
Redevelopment Authority, Hospital
Facility Revenue (HealthEast
Project) (Insured; ACA)	5.70	11/1/15	2,000,000	2,019,880
Saint Paul Housing and
Redevelopment Authority, MFHR
(Wellington Project)
(Collateralized; FHLMC)	5.10	2/1/24	2,000,000	2,021,360

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Saint Paul Housing and
Redevelopment Authority,
Parking Revenue (Block 19
Ramp) (Insured; FSA)	5.25	8/1/23	3,395,000	3,552,901
Saint Paul Port Authority,
Hotel Facility Revenue
(Radisson Kellogg Project)	7.38	8/1/08	2,850,000 [a]	2,972,493
Southern Municipal Power Agency,
Power Supply System Revenue
(Insured; MBIA)	0.00	1/1/25	4,505,000 [b]	2,022,024
Southern Municipal Power Agency,
Power Supply System Revenue
(Insured; MBIA)	0.00	1/1/26	4,625,000 [b]	1,964,839
Todd, Morrison, Cass and Wadena
Counties United Hospital
District, Health Care Facility
Revenue (Lakewood
Health System)	5.00	12/1/21	1,000,000	992,170
Washington County Housing and
Redevelopment Authority,
Annual Appropriation Limited
Tax and Gross Revenue
(Insured; MBIA)	5.50	2/1/32	2,000,000	2,037,080
Washington County Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)
(Insured; ACA)	5.38	11/15/18	2,215,000	2,193,359
Willmar,
HR (Rice Memorial Hospital
Project) (Insured; FSA)	5.00	2/1/32	4,000,000	4,077,600
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	5.15	7/1/31	1,500,000	1,409,175
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	6.00	7/1/34	2,500,000	2,548,725
Total Long-Term
Municipal Investments
(cost $114,440,566)				117,943,979

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.6%	Rate (%)	Date	Amount ($)	Value ($)

Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facilities Revenue
(Children’s Hospitals and
Clinics) (Insured; FSA and
Liquidity Facility; U.S. Bank NA)
(cost $700,000)	2.63	5/1/08	700,000 [e]	700,000

Total Investments (cost $115,140,566)			102.9%	118,643,979

Liabilities, Less Cash and Receivables			(2.9%)	(3,338,671)

Net Assets			100.0%	115,305,308

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, this security amounted to $10,391,750 or 9.0% of net assets.
[d] Collateral for floating rate borrowings.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

14

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	41.8
AA		Aa		AA	15.4
A		A		A	18.9
BBB		Baa		BBB	13.6
Not Rated [f]		Not Rated [f]		Not Rated [f]	10.3
					100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES April 30, 2008
		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		115,140,566	118,643,979
Cash			133,331
Interest receivable			1,773,505
Receivable for shares of Beneficial Interest subscribed			19,893
Prepaid expenses			12,622
			120,583,330

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			94,556
Payable for floating rate notes issued—Note 4			5,000,000
Payable for shares of Beneficial Interest redeemed			99,123
Interest and expense payable related
to floating rate notes issued—Note 4			45,446
Interest payable—Note 2			490
Accrued expenses			38,407
			5,278,022

Net Assets ($)			115,305,308

Composition of Net Assets ($):
Paid-in capital			111,410,406
Accumulated net realized gain (loss) on investments			391,489
Accumulated net unrealized appreciation
(depreciation) on investments			3,503,413

Net Assets ($)			115,305,308

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	105,392,785	5,045,934	4,866,589
Shares Outstanding	7,045,786	336,756	324,835

Net Asset Value Per Share ($)	14.96	14.98	14.98

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS Year Ended April 30, 2008
Investment Income ($):
Interest Income	6,198,547
Expenses:
Management fee—Note 3(a)	642,401
Shareholder servicing costs—Note 3(c)	358,758
Interest and expense related to
floating rate notes issued—Note 4	179,181
Distribution fees—Note 3(b)	71,967
Professional fees	30,768
Registration fees	22,503
Custodian fees—Note 3(c)	15,643
Prospectus and shareholders’ reports	12,353
Trustees’ fees and expenses—Note 3(d)	7,971
Loan commitment fees—Note 2	1,108
Interest expense—Note 2	490
Miscellaneous	22,159
Total Expenses	1,365,302
Less—reduction in fees due to
earnings credits—Note 1(b)	(10,566)
Net Expenses	1,354,736
Investment Income—Net	4,843,811

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	416,335
Net unrealized appreciation (depreciation) on investments	(3,240,036)
Net Realized and Unrealized Gain (Loss) on Investments	(2,823,701)
Net Increase in Net Assets Resulting from Operations	2,020,110

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	4,843,811	4,835,199
Net realized gain (loss) on investments	416,335	(25,046)
Net unrealized appreciation
(depreciation) on investments	(3,240,036)	1,421,853
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,020,110	6,232,006

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,408,935)	(4,332,211)
Class B Shares	(274,954)	(358,040)
Class C Shares	(159,922)	(144,948)
Net realized gain on investments:
Class A Shares	—	(154,794)
Class B Shares	—	(14,232)
Class C Shares	—	(6,236)
Total Dividends	(4,843,811)	(5,010,461)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	13,512,733	8,006,017
Class B Shares	218,153	92,097
Class C Shares	1,337,384	486,619
Dividends reinvested:
Class A Shares	2,976,221	2,970,875
Class B Shares	79,899	117,481
Class C Shares	63,957	50,769
Cost of shares redeemed:
Class A Shares	(12,301,035)	(10,820,120)
Class B Shares	(4,155,306)	(1,647,384)
Class C Shares	(575,397)	(833,122)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,156,609	(1,576,768)
Total Increase (Decrease) in Net Assets	(1,667,092)	(355,223)

Net Assets ($):
Beginning of Period	116,972,400	117,327,623
End of Period	115,305,308	116,972,400

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2008	2007

Capital Share Transactions:
Class A [a]
Shares sold	894,942	522,201
Shares issued for dividends reinvested	197,905	193,843
Shares redeemed	(816,473)	(705,635)
Net Increase (Decrease) in Shares Outstanding	276,374	10,409

Class B [a]
Shares sold	14,421	6,062
Shares issued for dividends reinvested	5,300	7,655
Shares redeemed	(275,057)	(107,578)
Net Increase (Decrease) in Shares Outstanding	(255,336)	(93,861)

Class C
Shares sold	88,434	31,741
Shares issued for dividends reinvested	4,255	3,307
Shares redeemed	(38,097)	(54,324)
Net Increase (Decrease) in Shares Outstanding	54,592	(19,276)

[a]	Durind the period ended April 30, 2008, 46,498 Class B shares representing $704,488 were automatically converted to 46,568 Class A shares and during the period ended April 30, 2007, 34,548 Class B shares representing $528,567 were automatically converted to 34,605 Class A shares.
See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.32	15.17	15.42	15.19	15.57
Investment Operations:
Investment income—net [a]	.64	.64	.64	.64	.65
Net realized and unrealized
gain (loss) on investments	(.36)	.17	(.25)	.40	(.36)
Total from Investment Operations	.28	.81	.39	1.04	.29
Distributions:
Dividends from investment income—net	(.64)	(.64)	(.64)	(.65)	(.65)
Dividends from net realized
gain on investments	—	(.02)	—	(.16)	(.02)
Total Distributions	(.64)	(.66)	(.64)	(.81)	(.67)
Net asset value, end of period	14.96	15.32	15.17	15.42	15.19

Total Return (%) [b]	1.86	5.44	2.58	6.99	1.85

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.10	1.08	1.02	.98
Ratio of net expenses
to average net assets	1.10	1.09	1.07	1.01	.98
Ratio of net investment income
to average net assets	4.21	4.18	4.19	4.21	4.20
Portfolio Turnover Rate	14.69	5.27	7.24	9.86	29.35

Net Assets, end of period ($ x 1,000)	105,393	103,737	102,510	107,083	111,837

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.35	15.19	15.44	15.22	15.59
Investment Operations:
Investment income—net [a]	.56	.56	.56	.56	.57
Net realized and unrealized
gain (loss) on investments	(.37)	.18	(.24)	.39	(.35)
Total from Investment Operations	.19	.74	.32	.95	.22
Distributions:
Dividends from investment income—net	(.56)	(.56)	(.57)	(.57)	(.57)
Dividends from net realized
gain on investments	—	(.02)	—	(.16)	(.02)
Total Distributions	(.56)	(.58)	(.57)	(.73)	(.59)
Net asset value, end of period	14.98	15.35	15.19	15.44	15.22

Total Return (%) [b]	1.26	4.98	2.06	6.36	1.40

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.62	1.61	1.59	1.53	1.48
Ratio of net expenses
to average net assets	1.61	1.59	1.58	1.52	1.48
Ratio of net investment income
to average net assets	3.70	3.67	3.68	3.70	3.69
Portfolio Turnover Rate	14.69	5.27	7.24	9.86	29.35

Net Assets, end of period ($ x 1,000)	5,046	9,088	10,420	12,621	16,493

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

22

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.35	15.19	15.44	15.21	15.59
Investment Operations:
Investment income—net [a]	.52	.53	.53	.53	.53
Net realized and unrealized
gain (loss) on investments	(.37)	.18	(.25)	.39	(.36)
Total from Investment Operations	.15	.71	.28	.92	.17
Distributions:
Dividends from investment income—net	(.52)	(.53)	(.53)	(.53)	(.53)
Dividends from net realized
gain on investments	—	(.02)	—	(.16)	(.02)
Total Distributions	(.52)	(.55)	(.53)	(.69)	(.55)
Net asset value, end of period	14.98	15.35	15.19	15.44	15.21

Total Return (%) [b]	1.03	4.72	1.81	6.18	1.09

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.86	1.85	1.83	1.77	1.72
Ratio of net expenses
to average net assets	1.86[c]	1.84	1.82	1.76	1.72
Ratio of net investment income
to average net assets	3.44	3.43	3.43	3.45	3.43
Portfolio Turnover Rate	14.69	5.27	7.24	9.86	29.35

Net Assets, end of period ($ x 1,000)	4,867	4,148	4,398	4,542	4,922

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers nine series including the Minnesota Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

24

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

26

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $19,501, undistributed capital gains $391,290 and unrealized appreciation $3,503,612.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $4,843,811 and $4,835,469 and long-term capital gains $0 and $174,992, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008 was approximately $10,800, with a related weighted average annualized interest rate of 4.52% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2008, the Distributor retained $6,380 from commissions earned on sales of the fund’s Class A shares and $8,581 and $484 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $37,139 and $34,828, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or

28

other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $261,822, $18,569 and $11,610, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $42,050 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $2,791 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $13,897. Prior to becoming an affiliate,The Bank of New York was paid $1,746 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $51,890, Rule 12b-1 distribution plan fees $5,061, shareholder services plan fees $23,586, custodian fees $2,611, chief compliance officer fees $1,880 and transfer agency per account fees $9,528.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $19,934,936 and $17,437,687, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At April 30, 2008, the cost of investments for federal income tax purposes was $110,140,367; accordingly, accumulated net unrealized appreciation on investments was $3,503,612, consisting of $4,907,995 gross unrealized appreciation and $1,404,383 gross unrealized depreciation.

30

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30,2008,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2008 as “exempt-interest dividends” (not subject to regular Federal and, for individuals who are Minnesota residents, Minnesota personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————
Clifford L. Alexander, Jr. (74)
Board Member (1986)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51
———————
David W. Burke (72)
Board Member (2007)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
———————
Peggy C. Davis (65)
Board Member (1990)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64
34

Diane Dunst (68) Board Member (2007)

Principal Occupation During Past 5 Years:

• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 23

———————
Ernest Kafka (75)
Board Member (1986)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)

No. of Portfolios for which Board Member Serves: 23

———————
Nathan Leventhal (65)
Board Member (1989)

Principal Occupation During Past 5 Years:

  Commissioner, NYC Planning Commission (March 2007-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)

Other Board Memberships and Affiliations:

  Movado Group, Inc., Director
  Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23
———————
Jay I. Meltzer (79)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Faculty Associate, Center for Bioethics, Columbia

No. of Portfolios for which Board Member Serves: 23

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (78) Board Member (2007)
Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32
———————
Warren B. Rudman (77)
Board Member (2007)

Principal Occupation During Past 5 Years:
  Stonebridge International LLC, Co-Chairman
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Boston Scientific, Director
  D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

38

NOTES

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Board Members Information
34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier State Municipal Bond Fund, North Carolina Series

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Monica S.Wieboldt, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, North Carolina Series’ Class A shares achieved a total return of 2.05%, Class B shares achieved a total return of 1.48% and Class C shares achieved a total return of 1.24% .1 The fund’s benchmark, The Lehman Brothers Municipal Bond Index (the “Index”) — which does not reflect fees and expenses like a mutual fund and contains bonds from many states, not just North Carolina —achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper North Carolina Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –0.24% for the reporting period.3

Despite a credit crisis in U.S. fixed-income markets, municipal bonds generally posted positive absolute returns during the reporting period as the Federal Reserve Board (the “Fed”) reduced short-term interest rates in an attempt to stimulate economic growth.The fund produced higher returns than its Lipper category average, due mainly to strong income returns from seasoned holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from North Carolina state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Credit Woes Spread to Municipal Bonds

During the reporting period, a credit crisis that began in the sub-prime mortgage market spread to other asset classes. Although municipal bonds have no direct exposure to sub-prime mortgages, several major bond insurers suffered massive sub-prime related losses, causing investors to question the value of insurance on municipal bonds. In addition, the credit crisis created a lack of bidders for auction-rate securities, a segment of the broader municipal bond market.

In this environment, investors adopted more cautious attitudes toward risk, selling longer-term bonds in favor of U.S.Treasury securities and money market instruments. As a result, longer-term municipal bond yields rose over much of the reporting period, and at times were higher than those of comparable-maturity, taxable Treasuries. However, investors later appeared to recognize that municipal bonds offered attractive values, and a market rally ensued.

Municipal bonds also were influenced by the Fed’s aggressive actions, which reduced the federal funds rate from 4.75% to 2% during the reporting period. As short-term interest rates fell, so did shorter-term municipal bond yields, and yield differences widened substantially along the market’s maturity range.

4

Shorter-Term, Higher-Quality Holdings Supported Returns

The fund continued to benefit from competitive levels of income from its seasoned holdings, which were purchased at higher yields than are available today. In addition, the fund’s defensive positioning and neutral duration helped support its returns as volatility was reintroduced to the market, and the extensive credit research performed by our analysts helped the fund avoid many of the problems that arose during the reporting period. The fund also received strong contributions from holdings for which funds have been put in escrow for early redemption. On the other hand, municipal bonds whose income is subject to the Alternative Minimum Tax underperformed, as did holdings carrying third-party insurance.

Maintaining a Cautious Approach

Despite the economic downturn, North Carolina generally has remained in sound financial condition. However, the credit crisis has persisted, and investors have remained risk-averse.Therefore, we have maintained the fund’s defensive investment posture, including a relatively short average duration and a focus on higher-quality securities.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-North Carolina residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, North Carolina Series on 4/30/98 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in North Carolina municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
The Index is not limited to investments principally in North Carolina municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of	4/30/08

		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(2.52)%	2.54%	3.80%
without sales charge		2.05%	3.49%	4.28%
Class B shares
with applicable redemption charge †		(2.44)%	2.61%	3.97%
without redemption		1.48%	2.96%	3.97%
Class C shares
with applicable redemption charge ††		0.27%	2.71%	3.52%
without redemption		1.24%	2.71%	3.52%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2008
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.05		$ 7.79	$ 8.93
Ending value (after expenses)	$1,010.40		$1,007.50	$1,006.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.07	$ 7.82	$ 8.97
Ending value (after expenses)	$1,019.84	$1,017.11	$1,015.96

† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.56% for Class B and 1.79% for Class C, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2008
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.4%	Rate (%)	Date	Amount ($)	Value ($)

North Carolina—83.9%
Appalachian State University,
Housing and Student Center
System Revenue (Insured; FSA)	5.60	7/15/10	1,000,000 [a]	1,077,960
Cabarrus County,
COP (Installment Financing
Contract)	5.50	4/1/14	2,000,000	2,151,120
Cary	5.00	3/1/19	1,500,000	1,581,720
Charlotte	5.00	7/1/21	1,525,000	1,590,682
Charlotte	5.00	7/1/22	2,110,000	2,195,940
Charlotte,
Airport Revenue (Insured; MBIA)	5.75	7/1/09	1,500,000 [a]	1,577,055
Charlotte,
Storm Water Fee Revenue	6.00	6/1/10	2,000,000 [a]	2,165,700
Charlotte,
Storm Water Fee Revenue	5.25	6/1/20	1,000,000	1,068,230
Charlotte,
Water and Sewer System Revenue	4.63	7/1/36	1,000,000	992,930
Durham,
Water and Sewer Utility
System Revenue	5.25	6/1/21	1,620,000	1,820,475
Durham County,
GO Public Improvement	5.00	6/1/18	1,000,000	1,091,060
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000	1,034,220
Johnston County,
GO (Insured; MBIA)	4.50	2/1/25	1,250,000	1,262,975
New Hanover County,
GO, Public Improvement Bonds	5.75	11/1/10	1,700,000 [a]	1,866,107
North Carolina Capital Facilities
Financing Agency, Revenue
(Duke University Project)	5.13	10/1/12	1,000,000 [a]	1,090,560
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000	1,090,830
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.75	1/1/26	3,000,000	3,146,370
North Carolina Housing Finance
Agency, Single Family Revenue	6.50	9/1/26	780,000	802,932

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (DePaul Community
Facilities Project)	7.63	11/1/09	2,110,000 [a]	2,300,385
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Pennybyrn at
Maryfield Project)	6.13	10/1/35	1,000,000	922,340
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000	1,188,742
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC)	5.50	11/1/10	1,000,000 [a]	1,081,510
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC)	5.50	11/1/10	2,000,000 [a]	2,163,020
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000	2,060,040
North Carolina Medical Care
Commission, HR (Wilson
Memorial Hospital Project)
(Insured; AMBAC)	0.00	11/1/16	3,055,000 [d]	2,119,192
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Cypress Glen
Retirement Community)	6.00	10/1/33	1,000,000	957,890
North Carolina Medical Care
Commission, Retirement Facilities
First Mortgage Revenue
(Givens Estates Project)	6.50	7/1/13	1,000,000 [a]	1,168,420

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (United Church
Homes and Services)	5.25	9/1/21	1,000,000	907,380
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation,
Inc.) (Insured; ACA)	6.63	8/15/30	3,250,000	3,260,985
Orange County,
COP (Orange County Public
Improvement Projects)
(Insured; AMBAC)	4.50	4/1/25	500,000	500,315
Orange County,
COP (Orange County Public
Improvement Projects)
(Insured; AMBAC)	4.50	4/1/26	500,000	496,940
Orange Water and Sewer
Authority, Water and
Sewer System Revenue	5.00	7/1/31	1,000,000	1,032,420
Sampson County,
COP (Insured; FSA)	4.75	6/1/31	1,000,000	1,002,890
University of North Carolina,
University Revenue
(Chapel Hill University)	5.00	6/1/11	1,700,000 [a]	1,817,181
Wilkes County,
COP (Insured; MBIA)	4.50	6/1/26	1,000,000	973,400
Winston Salem,
COP	4.75	6/1/31	1,000,000	993,030
U.S. Related—13.5%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000 [d]	248,400
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000	972,160
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/16	605,000 [a]	679,403

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Commonwealth,
Public Improvement
(Insured; FGIC)	5.50	7/1/29	1,315,000	1,348,125
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC)	5.00	7/1/15	1,000,000 [a]	1,106,020
Puerto Rico Public Finance
Corporation (Commonwealth
Appropriation Bonds)
(Insured; MBIA)	5.38	8/1/11	3,000,000 [a]	3,209,670
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Fund Loan
Notes (Subordinated
Lien/Capital Program)	5.88	10/1/18	850,000	858,713
Total Long-Term Municipal Investments
(cost $58,787,886)				60,975,437

Short-Term Municipal
Investment—.3%

North Carolina;
Mecklenburg County,
COP (Installment Financing
Agreement) (Liquidity Facility;
Landesbank Hessen-Thuringen
Girozentrale) (cost $200,000)	2.55	5/1/08	200,000 [b]	200,000

Total Investments (cost $58,987,886)			97.7%	61,175,437
Cash and Receivables (Net)			2.3%	1,413,812
Net Assets			100.0%	62,589,249

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities payable on demand.Variable interest rate—subject to periodic change.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	56.3
AA		Aa		AA	14.2
A		A		A	3.4
BBB		Baa		BBB	7.3
BB		Ba		BB	1.6
F1		MIG1/P1		SP1/A1	.3
Not Rated [c]		Not Rated [c]		Not Rated [c]	16.9
					100.0

†	Based on total investments.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2008

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		58,987,886	61,175,437
Cash			524,604
Interest receivable			1,002,092
Receivable for shares of Beneficial Interest subscribed			3,038
Prepaid expenses			14,578
			62,719,749

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			52,938
Payable for shares of Beneficial Interest redeemed			38,716
Interest payable—Note 2			189
Accrued expenses			38,657
			130,500

Net Assets ($)			62,589,249

Composition of Net Assets ($):
Paid-in capital			60,421,285
Accumulated net realized gain (loss) on investments			(19,587)
Accumulated net unrealized appreciation
(depreciation) on investments			2,187,551

Net Assets ($)			62,589,249

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	58,082,898	2,577,049	1,929,302
Shares Outstanding	4,275,523	189,867	141,959

Net Asset Value Per Share ($)	13.58	13.57	13.59

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended April 30, 2008
Investment Income ($):
Interest Income	3,277,146
Expenses:
Management fee—Note 3(a)	352,030
Shareholder servicing costs—Note 3(c)	202,048
Distribution fees—Note 3(b)	31,505
Professional fees	27,699
Registration fees	21,448
Prospectus and shareholders’ reports	10,216
Custodian fees—Note 3(c)	7,191
Trustees’ fees and expenses—Note 3(d)	4,311
Loan commitment fees—Note 2	624
Interest expense—Note 2	189
Miscellaneous	19,424
Total Expenses	676,685
Less—reduction in fees due to
earnings credits—Note 1(b)	(9,767)
Net Expenses	666,918
Investment Income—Net	2,610,228

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(19,587)
Net unrealized appreciation (depreciation) on investments	(1,355,963)
Net Realized and Unrealized Gain (Loss) on Investments	(1,375,550)
Net Increase in Net Assets Resulting from Operations	1,234,678

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	2,610,228	2,724,890
Net realized gain (loss) on investments	(19,587)	315,800
Net unrealized appreciation
(depreciation) on investments	(1,355,963)	447,720
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,234,678	3,488,410

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,418,297)	(2,437,805)
Class B shares	(136,982)	(233,707)
Class C shares	(54,949)	(53,378)
Net realized gain on investments:
Class A shares	(84,252)	(100,979)
Class B shares	(5,019)	(10,772)
Class C shares	(2,314)	(2,771)
Total Dividends	(2,701,813)	(2,839,412)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	6,610,663	4,188,572
Class B shares	57,246	182,939
Class C shares	615,534	105,391
Dividends reinvested:
Class A shares	1,531,337	1,492,695
Class B shares	78,314	129,281
Class C shares	29,138	28,238
Cost of shares redeemed:
Class A shares	(9,271,618)	(6,369,070)
Class B shares	(2,803,051)	(2,486,936)
Class C shares	(264,328)	(236,721)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,416,765)	(2,965,611)
Total Increase (Decrease) in Net Assets	(4,883,900)	(2,316,613)

Net Assets ($):
Beginning of Period	67,473,149	69,789,762
End of Period	62,589,249	67,473,149

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2008	2007

Capital Share Transactions:
Class A [a]
Shares sold	482,097	301,151
Shares issued for dividends reinvested	112,181	107,459
Shares redeemed	(677,936)	(459,423)
Net Increase (Decrease) in Shares Outstanding	(83,658)	(50,813)

Class B [a]
Shares sold	4,186	13,220
Shares issued for dividends reinvested	5,738	9,345
Shares redeemed	(204,163)	(178,903)
Net Increase (Decrease) in Shares Outstanding	(194,239)	(156,338)

Class C
Shares sold	44,766	7,595
Shares issued for dividends reinvested	2,135	2,031
Shares redeemed	(19,332)	(17,110)
Net Increase (Decrease) in Shares Outstanding	27,569	(7,484)

[a]	During the period ended April 30, 2008, 119,072 Class B shares representing $1,636,268, were automatically converted to 118,942 Class A shares and during the period ended April 30, 2007, 92,087 Class B shares representing $1,283,517 were automatically converted to 91,983 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.89	13.76	14.04	13.71	14.00
Investment Operations:
Investment income—net [a]	.57	.56	.56	.53	.55
Net realized and unrealized
gain (loss) on investments	(.29)	.16	(.28)	.33	(.29)
Total from Investment Operations	.28	.72	.28	.86	.26
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.56)	(.53)	(.55)
Dividends from net realized
gain on investments	(.02)	(.02)	—	—	—
Total Distributions	(.59)	(.59)	(.56)	(.53)	(.55)
Net asset value, end of period	13.58	13.89	13.76	14.04	13.71

Total Return (%) [b]	2.05	5.31	2.01	6.36	1.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	.99	.99	.98	.96
Ratio of net expenses
to average net assets	.99	.99	.99	.98[c]	.96
Ratio of net investment income
to average net assets	4.13	4.07	4.01	3.79	3.92
Portfolio Turnover Rate	—	20.35	37.61	38.85	56.50

Net Assets, end of period ($ x 1,000)	58,083	60,553	60,682	62,461	62,223

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.88	13.75	14.03	13.70	13.99
Investment Operations:
Investment income—net [a]	.48	.49	.48	.45	.48
Net realized and unrealized
gain (loss) on investments	(.28)	.15	(.27)	.34	(.30)
Total from Investment Operations	.20	.64	.21	.79	.18
Distributions:
Dividends from investment income—net	(.49)	(.49)	(.49)	(.46)	(.47)
Dividends from net realized
gain on investments	(.02)	(.02)	—	—	—
Total Distributions	(.51)	(.51)	(.49)	(.46)	(.47)
Net asset value, end of period	13.57	13.88	13.75	14.03	13.70

Total Return (%) [b]	1.48	4.76	1.49	5.82	1.32

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.51	1.51	1.49	1.46
Ratio of net expenses
to average net assets	1.54	1.51	1.51	1.49[c]	1.46
Ratio of net investment income
to average net assets	3.58	3.56	3.49	3.28	3.42
Portfolio Turnover Rate	—	20.35	37.61	38.85	56.50

Net Assets, end of period ($ x 1,000)	2,577	5,330	7,430	10,366	14,133

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.90	13.77	14.05	13.71	14.01
Investment Operations:
Investment income—net [a]	.46	.46	.45	.42	.44
Net realized and unrealized
gain (loss) on investments	(.29)	.15	(.28)	.34	(.30)
Total from Investment Operations	.17	.61	.17	.76	.14
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.45)	(.42)	(.44)
Dividends from net realized
gain on investments	(.02)	(.02)	—	—	—
Total Distributions	(.48)	(.48)	(.45)	(.42)	(.44)
Net asset value, end of period	13.59	13.90	13.77	14.05	13.71

Total Return (%) [b]	1.24	4.51	1.25	5.64	1.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.79	1.76	1.75	1.73	1.70
Ratio of net expenses
to average net assets	1.77	1.76	1.75	1.73[c]	1.70
Ratio of net investment income
to average net assets	3.33	3.31	3.25	3.04	3.16
Portfolio Turnover Rate	—	20.35	37.61	38.85	56.50

Net Assets, end of period ($ x 1,000)	1,929	1,590	1,678	2,287	2,031

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series, including the North Carolina Series (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires addi-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

tional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

24

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $13,803, accumulated capital losses $7,970 and unrealized appreciation $2,187,551. In addition, the fund had $11,617 of capital losses realized after October 31, 2007 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $2,610,228 and $2,724,890 and long-term capital gains $91,585 and $114,522, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund increased accumulated net realized gain (loss) on investments by $24 and decreased paid-in-capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008 was approximately $3,900 with a related weighted average annualized interest rate of 4.80% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2008, the Distributor retained $2,893 from commissions earned on sales of the fund’s Class A shares and $4,748 from CDSC on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $19,137 and $12,368, respectively, pursuant to the Plan.

26

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $146,323, $9,568 and $4,123, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $27,817 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $1,794 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $6,055. Prior to becoming an affiliate,The Bank of New York was paid $1,136 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to the Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $28,259, Rule 12b-1 distribution plan fees $2,226, shareholder services plan fees $12,845, custodian fees $561, chief compliance officer fees $1,880 and transfer agency per account fees $7,167.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $0 and $3,369,422, respectively.

At April 30,2008,the cost of investments for federal income tax purposes was $58,987,886; accordingly, accumulated net unrealized appreciation on investments was $2,187,551, consisting of $2,726,523 gross unrealized appreciation and $538,972 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund,North Carolina Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2008:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are North Carolina residents, North Carolina personal income taxes), and

—the fund hereby designates $.0199 per share as a long-term capital gain distribution per share paid on December 13, 2007.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————
Clifford L. Alexander, Jr. (74)
Board Member (1986)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51
———————
David W. Burke (72)
Board Member (2007)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
———————
Peggy C. Davis (65)
Board Member (1990)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (68) Board Member (2007)
Principal Occupation During Past 5 Years: • President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 23

———————
Ernest Kafka (75)
Board Member (1986)

Principal Occupation During Past 5 Years:
  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)

No. of Portfolios for which Board Member Serves: 23

———————
Nathan Leventhal (65)
Board Member (1989)

Principal Occupation During Past 5 Years:
  Commissioner, NYC Planning Commission (March 2007-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
  Movado Group, Inc., Director
  Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23
———————
Jay I. Meltzer (79)
Board Member (2007)

Principal Occupation During Past 5 Years:
  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Faculty Associate, Center for Bioethics, Columbia

No. of Portfolios for which Board Member Serves: 23

32

Daniel Rose (78) Board Member (2007)
Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32
———————
Warren B. Rudman (77)
Board Member (2007)

Principal Occupation During Past 5 Years:
  Stonebridge International LLC, Co-Chairman
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Boston Scientific, Director
  D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

34

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Ohio Series

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, Ohio Series’ Class A shares achieved a total return of 0.74%, Class B shares achieved a total return of 0.28% and Class C shares achieved a total return of 0.07% .1The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper Ohio Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was 0.70% for the reporting period.3

While an economic slowdown and credit crisis led to heightened market volatility, municipal bonds generally produced positive total returns over the reporting period. The fund’s Class B and Class C shares achieved lower returns than the Lipper category average, primarily due to weakness among lower-rated holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Slumping Economy and Credit Markets Undermined Municipal Bonds

After getting off to a relatively strong start, the reporting period proved to be challenging. A credit crisis in the sub-prime mortgage market spread to other asset classes, including municipal bonds. Meanwhile, the U.S. economy stumbled amid plummeting housing values and soaring food and energy prices.The Federal Reserve Board responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing the overnight federal funds rate from 4.75% at the start of the reporting period to 2% by the end.

Although municipal bonds have no direct exposure to sub-prime mort-gages,the asset class was affected by a sharp downturn in sentiment among newly risk-averse investors. Selling pressure was exacerbated by highly leveraged hedge funds and other institutional investors, who were forced to sell creditworthy investments to meet margin calls and redemption requests. Finally, a number of independent bond insurers suffered massive sub-prime related losses, raising questions about the value of insurance on municipal bonds.As a result, municipal bond prices fell while yields rose to levels that, at times, exceeded those of taxable U.S.Treasuries.

Robust Income Supported Fund Performance

The fund benefited in this difficult environment from competitive income from its core holdings of seasoned bonds, which were purchased at higher yields than are available today. However, some of its lower-rated securities were punished more severely in the downturn than we believe was warranted by their underlying credit profiles. In addition, the fund’s relatively long average duration detracted from the fund’s relative performance as short-term interest rates declined.These setbacks were offset to a degree by our internal credit research, which helped the fund avoid greater losses among insured bonds when sub-prime related issues affecting bond insurers caused those holdings to trade at levels commensurate with their underlying credit quality. Finally, we took advantage of changes in relative values by selling health care bonds at attractive prices and reinvesting in housing-related bonds that we believed were punished too severely in the downturn.

Maintaining a Cautious Investment Posture

A market rally in March and April apparently reflected a more optimistic outlook among investors. However, the U.S. economy has continued to struggle, the credit crisis has persisted in a number of fixed-income markets, and Ohio has been hit especially hard by the economic downturn. Therefore, we have adopted a more defensive strategy, including intensifying our focus on higher-quality securities and reducing the fund’s average duration.

May 15, 2008
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Ohio residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Dreyfus Premier State Municipal Bond
Fund, Ohio Series (Class A shares)
17,000	Dreyfus Premier State Municipal Bond
Fund, Ohio Series (Class B shares)
	Dreyfus Premier State Municipal Bond	$16,541
Fund, Ohio Series (Class C shares)
15,500	Lehman Brothers Municipal Bond Index†

$14,546
$14,327
14,000
$13,924

Dollars
12,500

11,000

9,500

98	99 00 01 02 03 04 05 06	07 08
Years Ended 4/30

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal
Bond Fund, Ohio Series Class A shares, Class B shares and Class C shares and the Lehman
Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, Ohio Series on 4/30/98 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is not limited to investments principally in Ohio municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of	4/30/08

		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(3.83)%	2.19%	3.66%
without sales charge		0.74%	3.14%	4.14%
Class B shares
with applicable redemption charge †		(3.59)%	2.28%	3.82%
without redemption		0.28%	2.62%	3.82%
Class C shares
with applicable redemption charge ††		(0.90)%	2.38%	3.37%
without redemption		0.07%	2.38%	3.37%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.17	$ 7.85	$ 8.94
Ending value (after expenses)	$1,001.10	$999.20	$998.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.22	$ 7.92	$ 9.02
Ending value (after expenses)	$1,019.69	$1,017.01	$1,015.91

† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.58% for Class B, and 1.80% for Class C; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—101.7%	Rate (%)	Date	Amount ($)	Value ($)

Ohio—93.6%
Adena Local School District,
GO School Improvement Bonds	5.50	12/1/21	1,085,000	1,181,760
Akron	6.00	12/1/12	1,380,000	1,560,849
Akron
(Insured; MBIA)	5.50	12/1/20	1,460,000	1,549,717
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/16	1,000,000	996,090
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/21	730,000	709,012
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/25	500,000	473,105
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/30	400,000	362,776
Blue Ash,
Tax Increment Financing
Revenue (Duke Realty Ohio
Project)	5.00	12/1/35	1,000,000	888,000
Brunswick City School District,
GO School Improvement Bonds
(Insured; AMBAC)	5.00	12/1/23	2,000,000	2,035,300
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/47	5,000,000	4,424,600
Cincinnati,
Water System Revenue	5.00	12/1/32	4,000,000	4,129,000
Cincinnati City School District,
COP (City School District of
the City of Cincinnati School
Improvement Project)
(Insured; FSA)	5.00	12/15/32	1,000,000	1,026,010

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Cincinnati City School District,
GO School Improvement Bonds
(Insured; MBIA)	5.38	12/1/11	6,560,000 [a]	7,131,179
Cincinnati State Technical and
Community College, General
Receipts Bonds (Insured; AMBAC)	5.25	10/1/22	2,825,000	2,871,443
Clermont County,
Hospital Facilities Revenue
(Mercy Health System)
(Insured; AMBAC)	5.63	9/1/16	4,250,000	4,344,732
Cleveland,
Waterworks Revenue (Insured;
MBIA)	5.50	1/1/21	8,000,000	9,004,800
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.00	12/1/18	2,345,000	2,492,196
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,655,000	3,849,263
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc. Project)	7.50	1/1/30	6,250,000	6,712,438
Fairfield City School District,
GO School Improvement Bonds
(Insured; FGIC)	5.38	12/1/19	1,860,000	1,956,329
Fairfield City School District,
GO School Improvement Bonds
(Insured; FGIC)	5.38	12/1/20	1,400,000	1,472,506
Franklin County,
HR (Holy Cross Health System
Corporation)	5.80	6/1/16	260,000	260,432
Franklin County,
Multifamily Housing Mortgage
Revenue (Agler Green Project)
(Collateralized; GNMA)	5.80	5/20/44	1,200,000	1,199,952

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Hamilton County,
EDR (King Highland Community
Urban Redevelopment
Corporation—University of
Cincinnati, Lessee, Project)
(Insured; MBIA)	5.00	6/1/33	2,000,000	2,022,460
Hamilton County,
Sales Tax Revenue (Insured;
AMBAC)	0.00	12/1/27	17,940,000 [b]	6,501,456
Hamilton County,
Sewer System Revenue (Insured;
MBIA)	5.25	12/1/11	1,000,000 [a]	1,084,970
Highland Local School District,
GO School Improvement Bonds
(Insured; FSA)	5.75	12/1/11	2,020,000 [a]	2,225,919
Hilliard City School District,
GO School Improvement Bonds
(Insured; FGIC)	0.00	12/1/13	1,655,000 [b]	1,346,525
Hilliard City School District,
GO School Improvement Bonds
(Insured; FGIC)	0.00	12/1/14	1,655,000 [b]	1,285,935
Huron County,
Hospital Facilities
Improvement Revenue
(Fisher-Titus Medical Center)	5.25	12/1/37	1,350,000	1,316,291
Lebanon City School District,
GO (School Facilities
Construction and Improvement)
(Insured; FSA)	5.50	12/1/11	4,050,000 [a]	4,428,473
Mason City School District,
GO Unlimited Tax Bonds
(Insured; FSA)	5.25	12/1/31	5,000,000	5,487,500
Massillon City School District,
GO (Various Purpose
Improvement) (Insured; MBIA)	5.00	12/1/25	1,150,000	1,178,336
Milford Exempt Village School
District, GO School
Improvement Bonds
(Insured; FSA)	6.00	12/1/11	1,910,000 [a]	2,120,902

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
New Albany Community Authority,
Community Facilities Revenue
(Insured; AMBAC)	5.20	10/1/24	2,000,000	2,062,400
North Royalton City School
District, GO School
Improvement Bonds (Insured;
MBIA)	6.10	12/1/09	2,500,000 [a]	2,696,150
Ohio
(Insured; FSA)	5.00	3/15/20	15,520,000 [c,d]	16,288,240
Ohio,
PCR (Standard Oil Company
Project) (Guaranteed; British
Petroleum Company PLC)	6.75	12/1/15	2,700,000	3,200,040
Ohio,
SWDR (USG Corporation Project)	5.60	8/1/32	3,000,000	2,634,300
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Xavier
University Project) (Insured;
FGIC)	5.00	5/1/23	2,250,000	2,312,055
Ohio State University,
General Receipts Bonds	5.25	6/1/23	2,625,000	2,783,235
Ohio Turnpike Commission,
Turnpike Revenue, Highway
Improvements	5.50	2/15/26	7,700,000	8,026,557
Pickerington Local School
District, GO (School
Facilities Construction and
Improvement) (Insured; FGIC)	5.25	12/1/11	6,000,000 [a]	6,505,560
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.30	2/15/24	2,250,000	2,296,170
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.40	2/15/34	2,500,000	2,514,150

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.50	2/1/25	2,145,000	1,959,436
Strongsville,
Library Improvement (Insured;
FGIC)	5.50	12/1/20	1,700,000	1,797,444
Summit County
(Insured; FGIC)	6.50	12/1/10	2,000,000 [a]	2,216,660
Summit County Port Authority,
Development Revenue (Bond Fund
Program-Twinsburg Township
Project)	5.13	5/15/25	660,000	602,164
Summit County Port Authority,
Revenue (Civic Theatre
Project) (Insured; AMBAC)	5.50	12/1/26	1,000,000	1,046,550
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Midwest Terminals Project)	6.00	11/15/27	1,800,000	1,717,398
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Toledo Express Airport Project)	6.38	11/15/32	2,425,000	2,429,389
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Town Square at Levis
Commons Special Assessment
Project)	5.40	11/1/36	915,000	851,645
University of Cincinnati,
General Receipts Bonds
(Insured; FGIC)	5.75	6/1/11	2,165,000 [a]	2,380,634
University of Cincinnati,
General Receipts Bonds
(Insured; FGIC)	5.75	6/1/11	1,500,000 [a]	1,649,400
University of Cincinnati,
General Receipts Bonds
(Insured; MBIA)	5.00	6/1/21	3,040,000	3,111,531

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Warren,
Waterworks Revenue
(Insured; FGIC)	5.50	11/1/15	1,450,000	1,564,246
West Muskingum Local School
District, GO (School
Facilities Construction and
Improvement) (Insured; FGIC)	5.00	12/1/30	2,945,000	2,990,736
Youngstown,
GO Pension Bonds (Insured;
AMBAC)	5.38	12/1/10	2,195,000 [a]	2,371,346
Youngstown,
GO Pension Bonds (Insured;
AMBAC)	6.00	12/1/10	2,370,000 [a]	2,597,259
U.S. Related—8.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,500,000 [b]	621,000
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000	972,160
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; FSA)	5.50	7/1/31	5,000,000	5,530,550
Puerto Rico Ports Authority,
Special Facilities Revenue
(American Airlines, Inc.
Project)	6.25	6/1/26	1,935,000	1,377,662
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.38	10/1/19	3,000,000	3,205,680
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Fund
Loan Notes	6.00	10/1/22	3,000,000	3,015,540
Total Long-Term
Municipal Investments
(cost $180,048,205)				184,957,543

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.9%	Rate (%)	Date	Amount ($)	Value ($)

Ohio;
Clark County,
MFHR (The Ohio Masonic Home
Project) (Insured; AMBAC and
Liquidity Facility; Key Bank)
(cost $1,675,000)	6.00	5/7/08	1,675,000 [e]	1,675,000

Total Investments (cost $181,723,205)			102.6%	186,632,543
Liabilities, Less Cash and Receivables			(2.6%)	(4,769,364)
Net Assets			100.0%	181,863,179

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, this security amounted to $16,288,240 or 9.0% of net assets.
[d] Collateral for floating rate borrowings.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	50.1
AA		Aa		AA	17.3
A		A		A	5.4
BBB		Baa		BBB	11.9
BB		Ba		BB	2.0
CCC		Caa		CCC	.8
F1		MIG1/P1		SP1/A1	.9
Not Rated [f]		Not Rated [f]		Not Rated [f]	11.6
					100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

		Cost	Value

Assets ($):
Investments in securities-See Statement of Investments		181,723,205	186,632,543
Interest receivable			3,219,095
Receivable for investment securities sold			397,608
Receivable for shares of Beneficial Interest subscribed			9,640
Prepaid expenses			14,105
			190,272,991

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			158,018
Cash overdraft due to Custodian			307,429
Payable for floating rate notes issued—Note 4			7,760,000
Payable for shares of Beneficial Interest redeemed			120,097
Interest and expense payable related
to floating rate notes issued—Note 4			24,066
Interest payable—Note 2			1,101
Accrued expenses			39,101
			8,409,812

Net Assets ($)			181,863,179

Composition of Net Assets ($):
Paid-in capital			178,857,523
Accumulated net realized gain (loss) on investments			(1,903,682)
Accumulated net unrealized appreciation
(depreciation) on investments			4,909,338

Net Assets ($)			181,863,179

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	167,683,159	6,375,130	7,804,890
Shares Outstanding	13,739,303	522,234	638,380

Net Asset Value Per Share ($)	12.20	12.21	12.23

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2008

Investment Income ($):
Interest Income	10,206,428
Expenses:
Management fee—Note 3(a)	1,067,864
Shareholder servicing costs—Note 3(c)	591,170
Interest and expense related
to floating rate notes issued—Note 4	274,435
Distribution fees—Note 3(b)	112,292
Professional fees	34,508
Custodian fees—Note 3(c)	28,482
Registration fees	19,875
Prospectus and shareholders’ reports	18,225
Trustees’ fees and expenses—Note 3(d)	13,122
Loan commitment fees—Note 2	1,930
Interest expense—Note 2	1,101
Miscellaneous	26,348
Total Expenses	2,189,352
Less—reduction in fees due to
earnings credits—Note 1(b)	(5,378)
Net Expenses	2,183,974
Investment Income-Net	8,022,454

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(91,734)
Net unrealized appreciation (depreciation) on investments	(6,632,199)
Net Realized and Unrealized Gain (Loss) on Investments	(6,723,933)
Net Increase in Net Assets Resulting from Operations	1,298,521

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	8,022,454	8,421,108
Net realized gain (loss) on investments	(91,734)	1,038,029
Net unrealized appreciation
(depreciation) on investments	(6,632,199)	1,207,269
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,298,521	10,666,406

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,374,016)	(7,465,390)
Class B Shares	(362,070)	(638,685)
Class C Shares	(286,368)	(316,976)
Total Dividends	(8,022,454)	(8,421,051)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	12,754,953	12,605,023
Class B Shares	27,247	252,518
Class C Shares	176,524	482,530
Dividends reinvested:
Class A Shares	4,920,616	4,999,795
Class B Shares	227,899	374,878
Class C Shares	199,995	214,871
Cost of shares redeemed:
Class A Shares	(27,099,394)	(20,686,094)
Class B Shares	(8,216,673)	(8,228,563)
Class C Shares	(1,333,468)	(1,690,306)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(18,342,301)	(11,675,348)
Total Increase (Decrease) in Net Assets	(25,066,234)	(9,429,993)

Net Assets ($):
Beginning of Period	206,929,413	216,359,406
End of Period	181,863,179	206,929,413

		Year Ended April 30,

	2008	2007

Capital Share Transactions:
Class Aa
Shares sold	1,030,119	999,140
Shares issued for dividends reinvested	398,939	396,093
Shares redeemed	(2,193,888)	(1,639,092)
Net Increase (Decrease) in Shares Outstanding	(764,830)	(243,859)

Class B [a]
Shares sold	2,205	20,103
Shares issued for dividends reinvested	18,449	29,699
Shares redeemed	(663,761)	(652,893)
Net Increase (Decrease) in Shares Outstanding	(643,107)	(603,091)

Class C
Shares sold	14,142	38,300
Shares issued for dividends reinvested	16,186	16,993
Shares redeemed	(107,570)	(133,578)
Net Increase (Decrease) in Shares Outstanding	(77,242)	(78,285)

[a]	During the period ended April 30, 2008, 444,345 Class B shares representing $5,510,081 were automatically converted to 444,510 Class A shares and during the period ended April 30, 2007, 347,892 Class B shares representing $4,390,265 were automatically converted to 348,039 Class A shares.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.63	12.50	12.78	12.48	12.84
Investment Operations:
Investment income—net [a]	.52	.51	.52	.52	.52
Net realized and unrealized
gain (loss) on investments	(.43)	.13	(.28)	.30	(.36)
Total from Investment Operations	.09	.64	.24	.82	.16
Distributions:
Dividends from investment income—net	(.52)	(.51)	(.52)	(.52)	(.52)
Net asset value, end of period	12.20	12.63	12.50	12.78	12.48

Total Return (%) [b]	.74	5.22	1.92	6.70	1.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	1.05	1.02	.97	.94
Ratio of net expenses
to average net assets	1.06	1.03	1.02	.97	.94
Ratio of net investment income
to average net assets	4.19	4.07	4.12	4.12	4.09
Portfolio Turnover Rate	12.00	31.65	13.57	5.30	18.49

Net Assets, end of period ($ x 1,000)	167,683	183,157	184,312	189,946	198,836

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

22

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.63	12.50	12.78	12.48	12.84
Investment Operations:
Investment income—net [a]	.45	.44	.46	.45	.46
Net realized and unrealized
gain (loss) on investments	(.42)	.14	(.28)	.31	(.36)
Total from Investment Operations	.03	.58	.18	.76	.10
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.46)	(.46)	(.46)
Net asset value, end of period	12.21	12.63	12.50	12.78	12.48

Total Return (%) [b]	.28	4.68	1.40	6.15	.74

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.57	1.53	1.48	1.45
Ratio of net expenses
to average net assets	1.60	1.55	1.53	1.48	1.45
Ratio of net investment income
to average net assets	3.64	3.55	3.61	3.61	3.59
Portfolio Turnover Rate	12.00	31.65	13.57	5.30	18.49

Net Assets, end of period ($ x 1,000)	6,375	14,720	22,108	28,740	37,779

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	12.65	12.52	12.80	12.50	12.86
Investment Operations:
Investment income—net [a]	.43	.42	.43	.42	.42
Net realized and unrealized
gain (loss) on investments	(.42)	.13	(.28)	.31	(.36)
Total from Investment Operations	.01	.55	.15	.73	.06
Distributions:
Dividends from investment income—net	(.43)	(.42)	(.43)	(.43)	(.42)
Net asset value, end of period	12.23	12.65	12.52	12.80	12.50

Total Return (%) [b]	.07	4.42	1.15	5.89	.48

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.83	1.81	1.78	1.73	1.70
Ratio of net expenses
to average net assets	1.83[c]	1.79	1.77	1.73	1.70
Ratio of net investment income
to average net assets	3.43	3.31	3.36	3.36	3.32
Portfolio Turnover Rate	12.00	31.65	13.57	5.30	18.49

Net Assets, end of period ($ x 1,000)	7,805	9,053	9,939	10,406	11,051

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Ohio Series (the “fund”). The Trust’s investment objective is to maximize current income exempt from federal and, where applicable, State income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of

26

FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30,2008,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $52,546, accumulated capital losses $1,903,682 and unrealized appreciation $4,909,338.

The accumulated capital loss carryover is available for federal income taxes to be applied against future net securities profits, if any, realized subsequent to April 30, 2008. If not applied, $1,424,574 of the carryover expires in fiscal 2012, $387,374 expires in fiscal 2013 and $91,734 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $8,022,454 and $8,421,051, respectively.

28

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008, was approximately $22,200, with a related weighted average annualized interest rate of 4.96% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2008, the Distributor retained $5,319 from commissions earned on sales of the fund’s Class A shares, and $27,037 and $592 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $49,737 and $62,555, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $439,672, $24,869 and $20,852, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $76,385 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $4,486 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $24,847. Prior to becoming an affiliate,The Bank of New York was paid $3,635 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

30

$81,999, Rule 12b-1 distribution plan fees $7,414, shareholder services plan fees $37,272, custodian fees $10,721, chief compliance officer fees $1,880 and transfer agent per account fees $18,732.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $23,705,365 and $42,133,061, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At April 30, 2008, the cost of investments for federal income tax purposes was $173,963,205; accordingly, accumulated net unrealized appreciation on investments was $4,909,338, consisting of $7,898,679 gross unrealized appreciation and $2,989,341 gross unrealized depreciation.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

The Fund 33

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2008 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Ohio residents, Ohio personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

34

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (72)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Peggy C. Davis (65)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (68)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 23

Ernest Kafka (75)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents
(1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (65)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23

Jay I. Meltzer (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 23

36

Daniel Rose (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32

Warren B. Rudman (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Stonebridge International LLC, Co-Chairman
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,Weiss,
Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

For More Information

Dreyfus Premier State Municipal Bond Fund, Ohio Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PSOHX	Class B: POHBX	Class C: POHCX

© 2008 MBSC Securities Corporation

0057AR0408

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series

ANNUAL REPORT April 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
40	Board Members Information
43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series’ Class A shares achieved a total return of 0.71%, Class B shares achieved a total return of 0.15%, and Class C shares received a total return of –0.04% . From their inception on November 29, 2007, through April 30, 2008, the fund’s Class Z shares achieved a total return of –0.18% .1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which does not reflect fees and expenses like a mutual fund, achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –0.03% for the reporting period.3

While an economic slowdown and credit crisis led to heightened market volatility, municipal bonds generally produced positive total returns over the reporting period. The fund’s Class A and Class B shares achieved higher returns than the Lipper category average, primarily due to robust income from its core holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania state personal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Slumping Economy and Credit Markets Undermined Municipal Bonds

After getting off to a relatively strong start, the reporting period proved to be challenging. A credit crisis in the sub-prime mortgage market spread to other asset classes, including municipal bonds. Meanwhile, the U.S. economy stumbled amid plummeting housing values and soaring food and energy prices.The Federal Reserve Board responded aggressively to these developments by injecting liquidity into the U.S. banking system and reducing the overnight federal funds rate from 4.75% at the start of the reporting period to 2% by the end.

Although municipal bonds have no direct exposure to sub-prime mort-gages,the asset class was affected by a sharp downturn in sentiment among newly risk-averse investors. Selling pressure was exacerbated by highly leveraged hedge funds and other institutional investors, who were forced to sell creditworthy investments to meet margin calls and redemption requests. Finally, a number of independent bond insurers suffered massive sub-prime related losses, raising questions about the value of insurance on municipal bonds.As a result, municipal bond prices fell while yields rose to levels that, at times, exceeded those of taxable U.S.Treasuries.

4

A High-Quality Credit Profile Supported Performance

The fund benefited in this difficult environment from competitive income from its core holdings of seasoned bonds, which were purchased at higher yields than are available today. Moreover, our focus on higher-quality securities enabled the fund to avoid much of the weakness that affected lower-rated bonds. Indeed, our internal credit research proved to be particularly valuable when sub-prime related issues affecting bond insurers caused the fund’s insured holdings to trade at levels commensurate with their underlying credit quality. A relatively short average duration over much of the reporting period enabled the fund to participate more fully in strength among shorter-term bonds as interest rates declined. Finally, we took advantage of changes in relative values by selling health care bonds at attractive prices and reinvesting in housing-related bonds that we believed were punished too severely in the downturn.

Maintaining a Cautious Investment Posture

A market rally in March and April apparently reflected a more optimistic outlook among investors. However, the U.S. economy has continued to struggle, Pennsylvania and other states are facing greater fiscal pressures and the credit crisis has persisted in a number of fixed-income markets. Therefore, we have maintained a generally defensive strategy, including a focus on higher-quality securities.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns.
Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund, Pennsylvania Series on 4/30/98 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.
The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class
B and Class C shares.The Index is not limited to investments principally in Pennsylvania municipal obligations.The
Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Return	as of 4/30/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares	11/29/07	—	—	—	(0.18)%

Average Annual Total Returns	as of 4/30/08

		1 Year		5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(3.82)%		2.42%	3.67%
without sales charge		0.71%		3.36%	4.15%
Class B shares
with applicable redemption charge †		(3.72)%		2.49%	3.83%
without redemption		0.15%		2.84%	3.83%
Class C shares
with applicable redemption charge ††		(1.01)%		2.60%	3.37%
without redemption		(0.04)%		2.60%	3.37%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series from November 1, 2007 to April 30, 2008.† It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 ††	$ 4.73	$ 7.65	$ 8.39	$ 3.22
Ending value (after expenses)	$1,001.30	$999.20	$997.70	$998.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)
Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C	Class Z†††

Expenses paid per $1,000 ††††	$ 4.77	$ 7.72	$ 8.47	$ 3.87
Ending value (after expenses)	$1,020.14	$1,017.21	$1,016.46	$1,021.03

†	From November 29, 2007 (commencement of initial offering) to April 30, 2008 for Class Z shares.
††	Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.54% for Class B and 1.69% for
Class C, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) and .77% for Class Z, multiplied by the average account value over the period, multiplied by 153/366 (to reflect actual days for the period).
†††	Please note that while Class Z shares commenced initial offering on November 29, 2007, the “Hypothetical” expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period November 1, 2007 to April 30, 2008.
††††	Expenses are equal to the fund’s annualized expense ration of .95% for Class A, 1.54% for Class B, 1.69% for
Class C and .77% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to
8	reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.1%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—96.0%
Allegheny County Hospital
Development Authority, HR
(South Hills Health System)	5.13	5/1/29	1,100,000	1,042,437
Allegheny County Sanitary
Authority, Sewer Revenue
(Insured; MBIA)	5.00	12/1/19	1,900,000	1,986,773
Armstrong School District,
GO (Insured; XLCA)	5.00	3/15/22	1,465,000	1,474,889
Bethlehem Area Vocational
Technical School Authority, LR
(Insured; MBIA)	5.00	9/1/19	895,000	910,868
Bucks County Industrial
Development Authority,
Retirement Community Revenue
(Ann’s Choice, Inc. Facility)	5.90	1/1/27	250,000	237,797
Bucks County Industrial
Development Authority,
Retirement Community Revenue
(Ann’s Choice, Inc. Facility)	6.25	1/1/35	1,500,000	1,466,535
Bucks County Water and Sewer
Authority, Collection Sewer
System Revenue (Insured; AMBAC)	5.00	12/1/11	1,480,000 [a]	1,593,205
Bucks County Water and Sewer
Authority, Collection Sewer
System Revenue (Insured; AMBAC)	5.38	12/1/11	1,340,000 [a]	1,459,541
Bucks County Water and Sewer
Authority, Water System
Revenue (Insured; AMBAC)	5.38	6/1/12	1,230,000 [a]	1,345,337
Bucks County Water and Sewer
Authority, Water System
Revenue (Insured; AMBAC)	5.38	6/1/18	25,000	26,317
Butler Area Sewer Authority,
Sewer Revenue (Insured; FGIC)	0.00	1/1/10	600,000 [e]	573,066
Butler County Industrial
Development Authority, Health
Care Facilities Revenue (Saint
John Lutheran Care Center
Project) (Collateralized; GNMA)	5.80	4/20/29	5,855,000	6,070,347
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.00	7/1/23	475,000	482,828

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.25	7/1/33	880,000	887,735
Charleroi Area School Authority,
School Revenue (Insured; FGIC)	0.00	10/1/20	2,000,000 [e]	1,070,040
Chester County Industrial
Development Authority, Revenue
(Avon Grove Charter School
Project)	6.38	12/15/37	1,600,000	1,525,360
Chester County School Authority,
School LR (Chester County
Intermediate Unit Project)
(Insured; AMBAC)	5.00	4/1/25	2,195,000	2,234,378
Council Rock School District,
GO (Insured; MBIA)	5.00	11/15/11	1,400,000 [a]	1,506,078
Cumberland County Municipal
Authority, College Revenue
(Messiah College) (Insured;
AMBAC)	5.13	10/1/15	50,000	50,088
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	3,000,000	2,621,070
Delaware County Industrial
Development Authority, Water
Facilities Revenue (Aqua
Pennsylvania Inc. Project)
(Insured; FGIC)	5.00	11/1/37	5,165,000	4,747,926
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	5.40	9/1/16	2,000,000	1,967,600
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	1,000,000	925,220
Harrisburg Parking Authority,
Guaranteed Parking Revenue
(Insured; FSA)	5.75	5/15/12	640,000 [a]	708,518
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/16	1,700,000 [e]	1,191,105

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	5/1/18	2,750,000 [e]	1,721,170
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/18	2,750,000 [e]	1,681,322
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/19	2,750,000 [e]	1,579,325
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	5/1/20	2,750,000 [e]	1,514,865
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; FSA)	0.00	11/1/20	2,500,000 [e]	1,343,375
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	1,000,000	1,017,490
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	540,000 [e]	279,072
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	2,915,000 [e]	1,593,805
McKeesport Area School District,
GO (Insured; FGIC)	0.00	10/1/09	1,070,000 [e]	1,029,886
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/12	1,095,000	1,153,758
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/22	1,455,000	1,479,488
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; MBIA)	5.25	12/1/15	1,035,000	1,106,663
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; MBIA)	5.25	12/1/16	50,000	53,462
Montgomery County Industrial
Development Authority, Revenue
(Haverford School Project)
(Insured; AMBAC)	4.00	3/15/23	500,000	464,850

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Montour School District,
GO (Insured; FSA)	5.00	4/1/32	2,850,000	2,926,237
Neshaminy School District,
GO (Insured; MBIA)	5.00	4/15/16	1,250,000	1,341,486
Norristown
(Insured; Radian)	0.00	12/15/11	1,465,000 [e]	1,284,600
Norristown
(Insured; Radian)	0.00	12/15/13	735,000 [e]	580,900
North Allegheny School District,
GO (Insured; FGIC)	5.00	5/1/15	1,625,000	1,744,698
North Allegheny School District,
GO (Insured; FGIC)	5.05	11/1/21	1,455,000	1,508,471
North Schuylkill School District,
GO (Insured; FGIC)	5.00	11/15/28	635,000	636,137
Northampton County General Purpose
Authority, County Agreement
Revenue (Insured; FSA)	5.13	10/1/20	2,225,000	2,349,867
Northampton County Industrial
Development Authority,
Mortgage Revenue (Moravian
Hall Square Project) (Insured;
Radian)	5.00	7/1/17	1,890,000	1,916,573
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.45	12/1/10	445,000 [a]	477,414
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.25	12/1/13	1,105,000	1,107,122
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	5.45	12/1/19	2,170,000	2,267,281
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/22	1,200,000 [e]	553,980
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/23	3,790,000 [e]	1,641,828
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/24	3,790,000 [e]	1,541,014

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; FGIC)	0.00	12/1/25	3,790,000 [e]	1,439,783
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
of Pennsylvania)	5.88	7/1/38	2,000,000	1,927,400
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State System of Higher
Education) (Insured; AMBAC)	5.25	6/15/08	1,600,000 [a]	1,606,144
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State System of Higher
Education) (Insured; AMBAC)	5.00	6/15/19	560,000	577,349
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State System of Higher
Education) (Insured; AMBAC)	5.00	6/15/20	1,915,000	1,974,327
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/13	1,995,000	2,133,772
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/14	1,580,000	1,684,928
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/22	5,000,000	5,328,050
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; FSA)	5.00	12/1/25	2,485,000	2,544,764
Pennsylvania Housing Finance
Agency, SFMR	5.00	4/1/16	2,000,000	2,058,620
Pennsylvania Housing Finance
Agency, SFMR	5.10	10/1/20	5,000,000	5,020,400
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/25	965,000	899,631

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Housing Finance
Agency, SFMR	4.88	10/1/31	3,000,000	2,743,560
Pennsylvania Housing Finance
Agency, SFMR	5.25	10/1/32	2,000,000	1,933,160
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/37	2,210,000	1,927,540
Pennsylvania Intergovernmental
Cooperative Authority, Special
Tax Revenue (Philadelphia
Funding Program) (Insured;
FGIC)	5.25	6/15/15	1,000,000	1,022,010
Pennsylvania Intergovernmental
Cooperative Authority, Special
Tax Revenue (Philadelphia
Funding Program) (Insured;
FGIC)	5.25	6/15/16	1,200,000	1,226,412
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	4,325,000	4,411,154
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	690,000	703,262
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior Revenue
(Insured; AMBAC)	5.00	12/1/23	75,000	75,960
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured;
AMBAC)	5.00	12/1/22	1,815,000	1,906,004
Philadelphia,
Airport Revenue (Insured; MBIA)	5.00	6/15/25	510,000	496,245
Philadelphia,
Gas Works Revenue
(Insured; FSA)	5.50	7/1/15	1,550,000	1,612,388
Philadelphia,
Gas Works Revenue
(Insured; FSA)	5.25	8/1/22	2,000,000	2,077,860
Philadelphia,
GO (Insured; FSA)	5.25	12/15/23	1,500,000 [b]	1,592,805
Philadelphia,
GO (Insured; XLCA)	5.25	2/15/14	2,000,000	2,108,180

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Philadelphia,
Water and Wastewater Revenue
(Insured; AMBAC)	4.50	11/1/24	1,000,000	980,590
Philadelphia,
Water and Wastewater Revenue
(Insured; MBIA)	5.60	8/1/18	800,000	878,128
Philadelphia Authority for
Industrial Development, LR
(Insured; FSA)	5.50	10/1/11	2,870,000 [a]	3,152,465
Philadelphia Authority for
Industrial Development,
Revenue (Independence Charter
School Project)	5.50	9/15/37	1,700,000	1,505,503
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers Charter
School Project)	5.15	5/1/27	1,230,000	1,090,862
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers Charter
School Project)	5.25	5/1/37	1,715,000	1,463,375
Philadelphia Hospitals and Higher
Education Facilities
Authority, Health System
Revenue (Jefferson Health
System)	5.00	5/15/11	4,500,000	4,551,480
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (Temple
University Hospital)	6.50	11/15/08	485,000	492,508
Philadelphia Housing Authority,
Capital Fund Program Revenue
(Insured; FSA)	5.00	12/1/21	1,685,000	1,753,226
Philadelphia Municipal Authority,
LR (Insured; FSA)	5.25	11/15/15	2,115,000	2,293,739
Philadelphia Redevelopment
Authority, Revenue
(Philadelphia Neighborhood
Transformation Initiative)
(Insured; FGIC)	5.50	4/15/18	3,600,000	3,724,632

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pittsburgh Urban Redevelopment
Authority, MFHR (West Park
Court Project)
(Collateralized; GNMA)	4.90	11/20/47	1,285,000	1,128,474
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/11	3,585,000 [a]	3,962,214
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.85	12/1/11	3,000,000 [a]	3,325,800
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	750,000 [a]	841,598
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	1,330,000 [a]	1,492,433
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/13	470,000	510,622
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	250,000	270,473
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/21	1,165,000	1,207,359
Schuylkill County Industrial
Development Authority, Revenue
(Charity Obligation Group)	5.00	11/1/14	1,495,000	1,527,322
Scranton School District,
GO (Insured; FSA)	5.00	7/15/32	2,180,000	2,240,626
Scranton School District,
GO (Insured; MBIA)	5.00	4/1/18	1,390,000	1,425,890
Scranton School District,
GO (Insured; MBIA)	5.00	4/1/19	2,710,000	2,770,975
South Side Area School District,
GO (Insured; FGIC)	5.25	6/1/10	2,080,000 [a]	2,200,099
Spring-Ford Area School District,
GO (Insured; FSA)	5.00	4/1/21	1,015,000	1,057,133

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; FGIC)	5.25	5/15/17	1,055,000	1,137,754
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; FGIC)	5.25	5/15/18	1,110,000	1,189,953
State Public School Building
Authority, School Revenue
(Marple Newtown School
District Project) (Insured; MBIA)	5.00	9/1/11	3,680,000 [a]	3,935,760
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project) (Insured; XLCA)	5.25	3/15/21	1,000,000	1,020,880
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project) (Insured; XLCA)	5.25	3/15/25	3,360,000	3,370,517
State Public School Building
Authority, School Revenue
(Tuscarora School District
Project) (Insured; FSA)	5.00	4/1/13	750,000 [a]	816,683
State Public School Building
Authority, School Revenue
(York School District Project)
(Insured; FSA)	5.00	5/1/18	545,000	573,656
Susquehanna Area Regional Airport
Authority, Airport System Revenue	6.50	1/1/38	2,000,000	2,003,320
University Area Joint Authority,
Sewer Revenue (Insured; MBIA)	5.00	11/1/17	1,660,000	1,742,419
University Area Joint Authority,
Sewer Revenue (Insured; MBIA)	5.00	11/1/18	2,010,000	2,082,742
Upper Merion Area School District,
GO	5.25	2/15/13	285,000 [a]	312,981

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	3,000,000	3,008,940
Wayne Memorial Hospital and Health
Facilities Authority, County
Guaranteed HR (Wayne Memorial
Hospital Project) (Insured;
MBIA)	5.25	7/1/16	2,135,000	2,259,428
West Mifflin Area School District,
GO (Insured; FSA)	5.00	10/1/22	710,000	743,555
West Mifflin Sanitary Sewer
Municipal Authority, Sewer
Revenue (Insured; MBIA)	4.90	8/1/13	880,000	884,268
Westmoreland County
(Insured; FGIC)	0.00	12/1/08	1,590,000 [e]	1,565,594
Wilson Area School District,
GO (Insured; FGIC)	5.13	3/15/16	1,300,000	1,376,778
U.S. Related—1.1%
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.50	7/1/16	320,000	326,714
Guam Waterworks Authority,
Water and Wastewater System
Revenue	6.00	7/1/25	1,000,000	1,011,210
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/23	1,000,000	1,003,880
Total Long-Term
Municipal Investments
(cost $199,554,761)				203,247,463

18

Short-Term	Coupon	Maturity	Principal
Investments—1.4%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania;
Erie County Hospital Authority,
Revenue (Hamot Health
Foundation) (Insured; AMBAC
and Liquidity Facility;
National City Bank)	4.90	5/1/08	500,000 [c]	500,000
New Garden General Authority,
Municipal Revenue (Municipal
Pooled Financing Program I)
(Insured; AMBAC and Liquidity
Facility: Bank of Nova Scotia
and Dexia Credit Locale)	6.00	5/7/08	2,500,000 [c]	2,500,000
Total Short-Term
Municipal Investments
(cost $3,000,000)				3,000,000

Total Investments (cost $202,554,761)			98.5%	206,247,463
Cash and Receivables (Net)			1.5%	3,158,306
Net Assets			100.0%	209,405,769

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.
[e] Security issued with a zero coupon. Income is recognized through the accretion of discount.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	49.9
AA		Aa		AA	21.6
A		A		A	12.2
BBB		Baa		BBB	10.0
BB		Ba		BB	1.4
F1		MIG1/P1		SP1/A1	1.2
Not Rated [d]		Not Rated [d]		Not Rated [d]	3.7
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

			Cost	Value

Assets ($):
Investments in securities-See Statement of Investments		202,554,761		206,247,463
Cash				1,314,156
Interest receivable				2,695,364
Receivable for investment securities sold				1,007,045
Receivable for shares of Beneficial Interest subscribed				64,481
Prepaid expenses				21,185
				211,349,694

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				146,557
Payable for investment securities purchased				1,581,120
Payable for shares of Beneficial Interest redeemed				138,890
Interest payable—Note 2				264
Accrued expenses				77,094
				1,943,925

Net Assets ($)				209,405,769

Composition of Net Assets ($):
Paid-in capital				209,067,300
Accumulated net realized gain (loss) on investments				(3,354,233)
Accumulated net unrealized appreciation
(depreciation) on investments				3,692,702

Net Assets ($)				209,405,769

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	138,053,969	5,375,104	3,874,951	62,101,745
Shares Outstanding	8,810,017	343,307	247,148	3,963,569

Net Asset Value Per Share ($)	15.67	15.66	15.68	15.67

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2008

Investment Income ($):
Interest Income	9,005,950
Expenses:
Management fee—Note 3(a)	987,189
Shareholder servicing costs—Note 3(c)	535,799
Professional fees	73,107
Distribution fees—Note 3(b)	64,710
Prospectus and shareholders’ reports	37,158
Registration fees	26,152
Custodian fees—Note 3(c)	18,336
Trustees’ fees and expenses—Note 3(d)	11,312
Loan commitment fees—Note 2	1,521
Interest expense—Note 2	265
Miscellaneous	33,081
Total Expenses	1,788,630
Less—reduction in expenses
due to undertaking—Note 3(a)	(571)
Less—reduction in fees due to
earnings credits—Note 1(b)	(15,395)
Net Expenses	1,772,664
Investment Income—Net	7,233,286

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	338,234
Net unrealized appreciation (depreciation) on investments	(6,764,871)
Net Realized and Unrealized Gain (Loss) on Investments	(6,426,637)
Net Increase in Net Assets Resulting from Operations	806,649

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008 [a]	2007

Operations ($):
Investment income—net	7,233,286	6,368,342
Net realized gain (loss) on investments	338,234	341,233
Net unrealized appreciation
(depreciation) on investments	(6,764,871)	2,922,780
Net Increase (Decrease) in Net Assets
Resulting from Operations	806,649	9,632,355

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(5,616,223)	(5,651,787)
Class B Shares	(255,073)	(602,311)
Class C Shares	(116,864)	(101,071)
Class Z Shares	(1,117,201)	—
Total Dividends	(7,105,361)	(6,355,169)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	11,793,662	10,919,966
Class B Shares	86,892	286,977
Class C Shares	564,105	939,933
Class Z Shares	1,185,672	—
Net assets received in connection
with reorganization—Note 1	64,368,356	—
Dividends reinvested:
Class A Shares	3,828,690	3,775,926
Class B Shares	188,358	424,246
Class C Shares	87,306	63,432
Class Z Shares	906,726	—
Cost of shares redeemed:
Class A Shares	(18,802,069)	(19,359,481)
Class B Shares	(7,500,877)	(10,011,992)
Class C Shares	(254,287)	(397,570)
Class Z Shares	(3,130,766)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	53,321,768	(13,358,563)
Total Increase (Decrease) in Net Assets	47,023,056	(10,081,377)

Net Assets ($):
Beginning of Period	162,382,713	172,464,090
End of Period	209,405,769	162,382,713

		Year Ended April 30,

	2008 [a]	2007

Capital Share Transactions:
Class Ab
Shares sold	740,061	676,172
Shares issued for dividends reinvested	241,702	234,165
Shares redeemed	(1,183,273)	(1,201,710)
Net Increase (Decrease) in Shares Outstanding	(201,510)	(291,373)

Class B [b]
Shares sold	5,435	17,835
Shares issued for dividends reinvested	11,893	26,347
Shares redeemed	(470,660)	(621,520)
Net Increase (Decrease) in Shares Outstanding	(453,332)	(577,338)

Class C
Shares sold	35,449	58,354
Shares issued for dividends reinvested	5,509	3,932
Shares redeemed	(15,997)	(24,625)
Net Increase (Decrease) in Shares Outstanding	24,961	37,661

Class Z
Shares sold	74,575	—
Shares issued in connection with reorganization—Note 1	4,029,097	—
Shares issued for dividends reinvested	57,826	—
Shares redeemed	(197,929)	—
Net Increase (Decrease) in Shares Outstanding	3,963,569	—

[a]	From November 29, 2007 (commencement of initial offering) to April 30, 2008 for Class Z shares.
[b]	During the period ended April 30, 2008, 364,775 Class B shares representing $5,817,065, were automatically converted to 364,427 Class A shares and during the period ended April 30, 2007, 340,265 Class B shares representing $5,499,858 were automatically converted to 339,985 Class A shares.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	16.19	15.88	16.19	15.78	16.13
Investment Operations:
Investment income—net [a]	.64	.62	.62	.62	.63
Net realized and unrealized
gain (loss) on investments	(.53)	.31	(.31)	.41	(.34)
Total from Investment Operations	.11	.93	.31	1.03	.29
Distributions:
Dividends from investment income—net	(.63)	(.62)	(.62)	(.62)	(.63)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.63)	(.62)	(.62)	(.62)	(.64)
Net asset value, end of period	15.67	16.19	15.88	16.19	15.78

Total Return (%) [b]	.71	5.95	1.89	6.62	1.78

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	.94	.94	.95	.94
Ratio of net expenses
to average net assets	.98	.94	.94[c]	.95[c]	.94
Ratio of net investment income
to average net assets	4.02	3.87	3.82	3.86	3.92
Portfolio Turnover Rate	15.47	8.82	11.89	10.18	6.39

Net Assets, end of period ($ x 1,000)	138,054	145,897	147,733	155,436	161,796

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	16.18	15.87	16.18	15.77	16.11
Investment Operations:
Investment income—net [a]	.53	.54	.53	.53	.55
Net realized and unrealized
gain (loss) on investments	(.51)	.31	(.31)	.42	(.34)
Total from Investment Operations	.02	.85	.22	.95	.21
Distributions:
Dividends from investment income—net	(.54)	(.54)	(.53)	(.54)	(.54)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.54)	(.54)	(.53)	(.54)	(.55)
Net asset value, end of period	15.66	16.18	15.87	16.18	15.77

Total Return (%) [b]	.15	5.41	1.37	6.08	1.32

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.45	1.46	1.46	1.45
Ratio of net expenses
to average net assets	1.55	1.45	1.46[c]	1.46[c]	1.45
Ratio of net investment income
to average net assets	3.47	3.35	3.30	3.35	3.41
Portfolio Turnover Rate	15.47	8.82	11.89	10.18	6.39

Net Assets, end of period ($ x 1,000)	5,375	12,886	21,799	29,280	35,356

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	16.20	15.89	16.20	15.79	16.14
Investment Operations:
Investment income—net [a]	.52	.50	.50	.50	.51
Net realized and unrealized
gain (loss) on investments	(.53)	.31	(.31)	.41	(.34)
Total from Investment Operations	(.01)	.81	.19	.91	.17
Distributions:
Dividends from investment income—net	(.51)	(.50)	(.50)	(.50)	(.51)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.51)	(.50)	(.50)	(.50)	(.52)
Net asset value, end of period	15.68	16.20	15.89	16.20	15.79

Total Return (%) [b]	(.04)	5.18	1.15	5.83	1.03

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.67	1.68	1.69	1.68
Ratio of net expenses
to average net assets	1.72	1.67	1.68[c]	1.69[c]	1.68
Ratio of net investment income
to average net assets	3.27	3.13	3.08	3.11	3.18
Portfolio Turnover Rate	15.47	8.82	11.89	10.18	6.39

Net Assets, end of period ($ x 1,000)	3,875	3,599	2,932	2,839	2,659

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

Year Ended
Class Z Shares	April 30, 2008[a]

Per Share Data ($):
Net asset value, beginning of period	15.98
Investment Operations:
Investment income—net [b]	.29
Net realized and unrealized gain (loss) on investments	(.32)
Total from Investment Operations	(.03)
Distributions:
Dividends from investment income—net	(.28)
Net asset value, end of period	15.67

Total Return (%) [c]	(.18)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	.78
Ratio of net expenses to average net assets [d]	.77
Ratio of net investment income to average net assets [d]	4.37
Portfolio Turnover Rate	15.47

Net Assets, end of period ($ x 1,000)	62,102

[a]	From November 29, 2007 (commencement of initial offering) to April 30, 2008.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Pennsylvania Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

As of the close of business on November 29, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Pennsylvania Intermediate Municipal Bond Fund were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Dreyfus Pennsylvania Intermediate Municipal Bond Fund received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund at the time of the exchange. The fund’s net asset value on the close of business on November 29, 2007 was $15.98 per share for Class Z shares, and a total of 4,029,097 Class Z shares representing net assets of $64,368,356 (including $1,559,612 net unrealized appreciation on investments) were issued to shareholders of Dreyfus Pennsylvania Intermediate Municipal Bond Fund in the exchange. The exchange was a tax-free event to Dreyfus Pennsylvania Intermediate Municipal Bond Fund shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of a Dreyfus-managed fund, as a result of the reorganization of such fund and who continued to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30,2008,the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income 165,850, accumulated capital losses $3,560,381 and unrealized appreciation $3,898,850.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2008. If not applied, $634,612 of the carryover expires in fiscal 2011, $2,886,837 expires in fiscal 2013 and $38,932 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were as follows: tax exempt income $7,105,361 and $6,355,169, respectively.

During the period ended April 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and a capital loss carryover from the merger with Dreyfus Pennsylvania Intermediate Municipal Bond Fund, the fund decreased accumulated undistributed investment income-net by $127,925, increased accumulated net realized gain (loss) on investments by $88,993 and increased paid-in capital by $38,932. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008 was approximately $4,900, with a related weighted average annualized interest rate of 5.35% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has voluntarity agreed from November 29, 2007 through April 30, 2008, to waive a portion of its management fee and/or reimburse Class Z shares to the extent Class Z shares total operating expenses exceed .80% of the value of Class Z shares average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $571 during the period ended April 30, 2008.

During the period ended April 30, 2008, the Distributor retained $3,920 from commissions earned on sales of the fund’s Class A shares and $2,644 from CDSC on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $37,430 and $27,280, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $354,804, $18,715 and $9,093, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2008, Class Z shares were charged $14,319 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $82,430 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $5,252 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $15,432. Prior to becoming an affiliate,The Bank of New York was paid $2,904 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $7,968 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $94,379, Rule 12b-1 distribution plan fees $4,559, shareholder services plan fees $30,161, custodian fees $1,512, chief compliance officer fees $1,880 and transfer agency per account fees $14,637, which are offset against an expense reimbursement currently in effect in the amount of $571.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 1% redemption fee is charged and retained by the fund on certain Class Z shares redeemed within thirty days of their issuance.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $27,649,375 and $40,512,799, respectively.

At April 30, 2008, the cost of investments for federal income tax purposes was $202,348,613; accordingly, accumulated net unrealized appreciation on investments was $3,898,850, consisting of $6,620,364 gross unrealized appreciation and $2,721,514 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 19, 2008

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2008 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 39

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (72)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Peggy C. Davis (65)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

Diane Dunst (68)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 23

Ernest Kafka (75)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents
(1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (65)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23

Jay I. Meltzer (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 23

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32

Warren B. Rudman (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Stonebridge International LLC, Co-Chairman
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,Weiss,
Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 43

OFFICERS OF THE FUND ( U n a u d i t e d ) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: PTPAX Class B: PPABX Class C: PPACX

© 2008 MBSC Securities Corporation

0058AR0408

Dreyfus Premier State Municipal Bond Fund, Virginia Series

ANNUAL REPORT April 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Virginia Series

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund,Virginia Series, covering the 12-month period from May 1, 2007, through April 30, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets encountered heightened volatility due to an ongoing credit crisis over the reporting period, we recently have seen signs of potential improvement.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.

The implications of our economic outlook for the municipal bond market generally are positive. Losses incurred by bond insurers and lack of demand for auction-rate securities have created attractive values in many areas of the municipal bond market. Furthermore, some municipal funds currently offer favorable taxable-equivalent yields as compared to their taxable and U.S. Treasury counterparts.Your financial advisor can help you assess your tax and investment strategies, and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2007, through April 30, 2008, as provided by Monica S.Wieboldt, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2008, Dreyfus Premier State Municipal Bond Fund, Virginia Series’ Class A shares achieved a total return of 1.44%, Class B shares achieved a total return of 0.86% and Class C shares achieved a total return of 0.68% .1 The fund’s benchmark,The Lehman Brothers Municipal Bond Index (the “Index”) — which does not reflect fees and expenses like a mutual fund and contains bonds from many states, not just Virginia — achieved a total return of 2.79% for the same period.2 In addition, the fund is reported in the Lipper Virginia Municipal Debt Funds category, and the average total return for all funds reported in this Lipper category was –0.96% for the reporting period.3

Despite a credit crisis in U.S. fixed-income markets, municipal bonds generally posted positive absolute returns during the reporting period as the Federal Reserve Board (the “Fed”) reduced short-term interest rates in an attempt to stimulate economic growth.The fund produced higher returns than its Lipper category average, due mainly to strong income returns from seasoned holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Virginia state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Credit Woes Spread to Municipal Bonds

During the reporting period, a credit crisis that began in the sub-prime mortgage market spread to other asset classes.Although municipal bonds have no direct exposure to sub-prime mortgages, several major bond insurers suffered massive sub-prime related losses, causing investors to question the value of insurance on municipal bonds. In addition, the credit crisis created a lack of bidders for auction-rate securities, a segment of the broader municipal bond market.

In this environment, investors adopted more cautious attitudes toward risk, selling longer-term bonds in favor of U.S. Treasury securities and money market instruments. As a result, longer-term municipal bond yields rose over much of the reporting period, and at times were higher than those of comparable-maturity, taxable Treasuries. However, investors later appeared to recognize that municipal bonds offered attractive values, and a market rally ensued.

Municipal bonds also were influenced by the Fed’s aggressive actions, which reduced the federal funds rate from 4.75% to 2% during the reporting period. As short-term interest rates fell, so did shorter-term municipal bond yields, and yield differences widened substantially along the market’s maturity range.

4

Shorter-Term, Higher-Quality Holdings Supported Returns

The fund continued to benefit from competitive levels of income from its seasoned holdings, which were purchased at higher yields than are available today. In addition, the fund’s defensive positioning and neutral duration helped support its returns as volatility was reintroduced to the market, and the extensive credit research performed by our analysts helped the fund avoid many of the problems that arose during the reporting period. The fund also received strong contributions from holdings for which funds have been put in escrow for early redemption. On the other hand, municipal bonds whose income is subject to the Alternative Minimum Tax underperformed, as did holdings carrying third-party insurance.

Maintaining a Cautious Approach

As of the reporting period’s end, the U.S. economy remained weak, sparking concerns that Virginia may suffer future budget shortfalls. In addition, the credit crisis has persisted, causing investors to remain risk-averse.Therefore, we have maintained the fund’s defensive investment posture, including a relatively short average duration and a focus on higher-quality securities.

May 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Virginia residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

	Dreyfus Premier State Municipal Bond
	Fund, Virginia Series (Class A shares)
	Dreyfus Premier State Municipal Bond
17,000	Fund, Virginia Series (Class B shares)
	Dreyfus Premier State Municipal Bond	$16,541
	Fund, Virginia Series (Class C shares)
15,500	Lehman Brothers Municipal Bond Index†

		$14,321
14,000		$14,107

Dollars		$13,717
12,500

11,000

9,500

98	99 00 01 02 03 04 05 06	07 08
	Years Ended 4/30
Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond
Fund, Virginia Series Class A shares, Class B shares and Class C shares and the Lehman
Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier
State Municipal Bond Fund,Virginia Series on 4/30/98 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Virginia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The
Index is not limited to investments principally in Virginia municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of	4/30/08

		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(3.14)%	2.05%	3.50%
without sales charge		1.44%	3.00%	3.98%
Class B shares
with applicable redemption charge †		(3.04)%	2.11%	3.66%
without redemption		0.86%	2.46%	3.66%
Class C shares
with applicable redemption charge ††		(0.30)%	2.23%	3.21%
without redemption		0.68%	2.23%	3.21%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund,Virginia Series from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2008
	Class A		Class B	Class C

Expenses paid per $1,000 †	$ 5.64		$ 8.08	$ 9.37
Ending value (after expenses)	$1,007.50		$1,005.10	$1,003.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2008
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.67	$ 8.12	$ 9.42
Ending value (after expenses)	$1,019.24	$1,016.81	$1,015.51

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.62% for Class B, and 1.88% for Class C; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.3%	Rate (%)	Date	Amount ($)	Value ($)

Virginia—78.3%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)	5.25	10/1/15	1,445,000	1,531,512
Alexandria,
Consolidated Public Improvement	5.50	6/15/10	2,625,000 [a]	2,819,171
Alexandria,
GO	5.00	6/15/21	1,000,000	1,103,990
Amherst Industrial Development
Authority, Educational
Facilities Revenue (Sweet
Briar College)	5.00	9/1/26	1,000,000	937,690
Bristol,
Utility System Revenue
(Insured; MBIA)	5.25	7/15/20	2,185,000	2,315,816
Capital Region Airport Commission,
Airport Revenue (Insured; FSA)	5.00	7/1/31	1,000,000	1,026,410
Chesapeake,
Chesapeake Expressway Toll
Road Revenue	5.63	7/15/19	1,200,000	1,228,968
Chesapeake,
GO Public Improvement	5.50	12/1/17	1,750,000	1,891,085
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,618,605
Dulles Town Center Community
Development Authority, Special
Assessment Tax (Dulles Town
Center Project)	6.25	3/1/26	2,920,000	2,926,453
Fairfax County Water Authority,
Water Revenue	5.50	4/1/10	1,655,000 [a]	1,767,904
Fairfax County Water Authority,
Water Revenue	5.50	4/1/10	1,830,000 [a]	1,954,843
Harrisonburg Industrial
Development Authority,
Hospital Facilities Revenue
(Rockingham Memorial Hospital)
(Insured; AMBAC)	4.25	8/15/26	1,000,000	915,210

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia (continued)
James City County Economic
Development Authority,
Residential Care Facility
First Mortgage Revenue
(Williamsburg Landing, Inc.)	5.50	9/1/34	750,000	686,287
Loudoun County Sanitation
Authority, Water and Sewer
Revenue	5.00	1/1/33	2,000,000	2,053,460
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000	1,116,890
Peninsula Ports Authority of
Virginia, Residential Care
Facility Revenue (Virginia
Baptist Homes)	5.40	12/1/33	500,000	421,940
Pittsylvania County Industrial
Development Authority, Exempt
Facility Revenue (Multitrade
of Pittsylvania County, L.P.
Project)	7.65	1/1/10	500,000	524,470
Prince William County Industrial
Development Authority,
Educational Facilities Revenue
(Catholic Diocese of Arlington)	5.50	10/1/33	1,000,000	1,011,260
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
FGIC)	5.25	7/15/17	3,100,000	3,331,043
Roanoke Industrial Development
Authority, HR (Carilion Health
System) (Insured; MBIA)	5.50	7/1/21	2,500,000	2,594,875
Spotsylvania County Industrial
Development Authority, Public
Facility Revenue (Spotsylvania
School Facilities Project)
(Insured; AMBAC)	5.00	2/1/30	1,500,000	1,529,925
Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds	5.63	6/1/15	1,000,000 [a]	1,119,460

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia (continued)
Upper Occoquan Sewage Authority,
Regional Sewerage System
Revenue (Insured; FSA)	5.00	7/1/24	1,000,000	1,037,740
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/36	1,000,000	907,660
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.75	7/1/22	1,000,000	964,930
Virginia Housing Development
Authority, MFHR	5.95	5/1/16	710,000	725,570
Virginia Public Building
Authority, Public Facilities
Revenue	5.75	8/1/10	2,700,000 [a]	2,896,533
Virginia Resource Authority,
Clean Water Revenue (State
Revolving Fund)	5.38	10/1/10	1,535,000 [a]	1,639,626
Western Virginia Regional Jail
Authority, Regional Jail
Facility Revenue (Insured; MBIA)	5.00	6/1/21	1,000,000	1,061,890
U.S. Related—18.0%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	1,500,000 [a]	1,587,105
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000 [b]	248,400
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.88	7/1/35	1,000,000	972,160
Puerto Rico Commonwealth,
Public Improvement (Insured;
MBIA)	5.50	7/1/12	2,950,000	3,146,205
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.50	10/1/10	3,000,000 [a]	3,311,580

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Virgin Islands Water and Power
Authority, Electric System
Subordinated Revenue	5.00	7/1/31	1,300,000	1,225,068
Total Long-Term
Municipal Investments
(cost $54,813,527)				56,151,734

Short-Term Municipal Investments—2.7%

Virginia;
Orange County Industrial
Development Authority, Revenue
(The Montpelier Foundation
Project) (LOC; Wachovia Bank)	2.45	5/7/08	550,000 [c]	550,000
Virginia Small Business Financing
Authority, Revenue (The
Virginia Museum of Fine Arts
Foundation Project) (LOC;
Wachovia Bank)	2.38	5/7/08	1,000,000 [c]	1,000,000
Total Short-Term
Municipal Investments
(cost $1,550,000)				1,550,000

Total Investments (cost $56,363,527)			99.0%	57,701,734
Cash and Receivables (Net)			1.0%	606,587
Net Assets			100.0%	58,308,321

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 13

STATEMENT OF INVESTMENTS

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	54.7
AA		Aa		AA	15.0
A		A		A	6.0
BBB		Baa		BBB	12.0
BB		Ba		BB	1.7
F1		MIG1/P1		SP1/A1	2.7
Not Rated [d]		Not Rated [d]		Not Rated [d]	7.9
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

		Cost	Value

Assets ($):
Investments in securities-See Statement of Investments		56,363,527	57,701,734
Interest receivable			754,249
Receivable for shares of Beneficial Interest subscribed			17,710
Prepaid expenses			14,286
			58,487,979

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			53,898
Cash overdraft due to Custodian			74,411
Payable for shares of Beneficial Interest redeemed			17,979
Interest payable—Note 2			30
Accrued expenses			33,340
			179,658

Net Assets ($)			58,308,321

Composition of Net Assets ($):
Paid-in capital			58,590,396
Accumulated net realized gain (loss) on investments			(1,620,282)
Accumulated net unrealized appreciation
(depreciation) on investments			1,338,207

Net Assets ($)			58,308,321

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	54,244,454	1,844,929	2,218,938
Shares Outstanding	3,328,380	113,241	136,250

Net Asset Value Per Share ($)	16.30	16.29	16.29

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended April 30, 2008

Investment Income ($):
Interest Income	3,123,224
Expenses:
Management fee—Note 3(a)	335,438
Shareholder servicing costs—Note 3(c)	192,722
Interest and expense related
to floating rate notes issued—Note 4	96,798
Distribution fees—Note 3(b)	29,765
Professional fees	29,224
Registration fees	21,547
Prospectus and shareholders’ reports	10,861
Custodian fees—Note 3(c)	9,093
Trustees’ fees and expenses—Note 3(d)	4,242
Interest expense—Note 2	30
Loan commitment fees	607
Miscellaneous	18,381
Total Expenses	748,708
Less—reduction in management fee
due to undertaking—Note 3(a)	(11,343)
Less—reduction in fees due to
earnings credits—Note 1(b)	(6,202)
Net Expenses	731,163
Investment Income—Net	2,392,061

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	82,256
Net unrealized appreciation (depreciation) on investments	(1,685,918)
Net Realized and Unrealized Gain (Loss) on Investments	(1,603,662)
Net Increase in Net Assets Resulting from Operations	788,399

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	2,392,061	2,706,847
Net realized gain (loss) on investments	82,256	36,171
Net unrealized appreciation
(depreciation) on investments	(1,685,918)	430,408
Net Increase (Decrease) in Net Assets
Resulting from Operations	788,399	3,173,426

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,230,953)	(2,441,004)
Class B Shares	(88,193)	(175,996)
Class C Shares	(72,915)	(89,847)
Total Dividends	(2,392,061)	(2,706,847)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,715,660	5,072,827
Class B Shares	81,348	54,553
Class C Shares	78,910	66,143
Dividends reinvested:
Class A Shares	1,429,961	1,525,034
Class B Shares	41,373	86,800
Class C Shares	42,441	54,107
Cost of shares redeemed:
Class A Shares	(8,184,571)	(9,256,980)
Class B Shares	(1,797,032)	(2,379,508)
Class C Shares	(237,659)	(629,189)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,829,569)	(5,406,213)
Total Increase (Decrease) in Net Assets	(6,433,231)	(4,939,634)

Net Assets ($):
Beginning of Period	64,741,552	69,681,186
End of Period	58,308,321	64,741,552

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2008	2007

Capital Share Transactions:
Class Aa
Shares sold	225,429	303,374
Shares issued for dividends reinvested	87,168	91,213
Shares redeemed	(497,532)	(553,950)
Net Increase (Decrease) in Shares Outstanding	(184,935)	(159,363)

Class B [a]
Shares sold	4,950	3,273
Shares issued for dividends reinvested	2,520	5,193
Shares redeemed	(109,406)	(142,393)
Net Increase (Decrease) in Shares Outstanding	(101,936)	(133,927)

Class C
Shares sold	4,765	3,934
Shares issued for dividends reinvested	2,589	3,237
Shares redeemed	(14,541)	(37,712)
Net Increase (Decrease) in Shares Outstanding	(7,187)	(30,541)

[a]	During the period ended April 30, 2008, 73,936 Class B shares representing $1,219,764 were automatically converted to 73,923 Class A shares and during the period ended April 30, 2007, 67,591 Class B shares representing $1,132,124 were automatically converted to 67,581 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	16.72	16.61	17.04	16.73	17.17
Investment Operations:
Investment income—net [a]	.65	.68	.69	.66	.68
Net realized and unrealized
gain (loss) on investments	(.42)	.11	(.43)	.31	(.44)
Total from Investment Operations	.23	.79	.26	.97	.24
Distributions:
Dividends from investment income—net	(.65)	(.68)	(.69)	(.66)	(.68)
Net asset value, end of period	16.30	16.72	16.61	17.04	16.73

Total Return (%) [b]	1.44	4.85	1.51	5.87	1.39

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.16	1.11	1.06	1.04
Ratio of net expenses
to average net assets	1.15	1.15	1.10	1.05	1.04
Ratio of net investment income
to average net assets	3.97	4.09	4.06	3.88	3.99
Portfolio Turnover Rate	18.22	18.14	41.99	36.57	75.03

Net Assets, end of period ($ x 1,000)	54,244	58,748	60,998	66,155	68,341

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	16.72	16.60	17.04	16.72	17.17
Investment Operations:
Investment income—net [a]	.56	.59	.60	.56	.59
Net realized and unrealized
gain (loss) on investments	(.42)	.13	(.44)	.33	(.45)
Total from Investment Operations	.14	.72	.16	.89	.14
Distributions:
Dividends from investment income—net	(.57)	(.60)	(.60)	(.57)	(.59)
Net asset value, end of period	16.29	16.72	16.60	17.04	16.72

Total Return (%) [b]	.86	4.38	.94	5.40	.82

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.74	1.68	1.63	1.58	1.55
Ratio of net expenses
to average net assets	1.65	1.66	1.61	1.56	1.55
Ratio of net investment income
to average net assets	3.45	3.58	3.55	3.37	3.48
Portfolio Turnover Rate	18.22	18.14	41.99	36.57	75.03

Net Assets, end of period ($ x 1,000)	1,845	3,597	5,796	7,465	9,761

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	16.71	16.60	17.03	16.71	17.16
Investment Operations:
Investment income—net [a]	.53	.56	.56	.53	.56
Net realized and unrealized
gain (loss) on investments	(.42)	.11	(.43)	.32	(.46)
Total from Investment Operations	.11	.67	.13	.85	.10
Distributions:
Dividends from investment income—net	(.53)	(.56)	(.56)	(.53)	(.55)
Net asset value, end of period	16.29	16.71	16.60	17.03	16.71

Total Return (%) [b]	.68	4.08	.76	5.16	.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	1.92	1.86	1.80	1.78
Ratio of net expenses
to average net assets	1.90	1.90	1.84	1.79	1.78
Ratio of net investment income
to average net assets	3.22	3.34	3.32	3.14	3.25
Portfolio Turnover Rate	18.22	18.14	41.99	36.57	75.03

Net Assets, end of period ($ x 1,000)	2,219	2,397	2,887	3,314	3,518

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers nine series including the Virginia Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares:Class A,Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

22

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute

24

tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $9,077, accumulated capital losses $1,620,282 and unrealized appreciation $1,338,207.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2008. If not applied, $450,318 of the carryover expires in fiscal 2009, $151,002 expires in fiscal 2010, $939,845 expires in fiscal 2011 and $79,117 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007, were as follows: tax exempt income $2,392,061 and $2,706,847, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2008 was approximately $600, with a related weighted average annualized interest rate of 4.85% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from May 1, 2007 through April 30, 2008 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, excluding Rule 12b-1 distribution plan fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $11,343 during the period ended April 30, 2008.

During the period ended April 30, 2008, the Distributor retained $2,706 from commissions earned on sales of the fund’s Class A shares and $2,629 from CDSC on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2008, Class B and Class C shares were charged $12,782 and $16,983, respectively, pursuant to the Plan.

26

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2008, Class A, Class B and Class C shares were charged $140,420, $6,391 and $5,661, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2008, the fund was charged $27,592 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2008, the fund was charged $1,896 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing custody agreement with The Bank of New York, for providing custodial services for the fund for the ten months ended April 30, 2008, the fund was charged $7,560. Prior to becoming an affiliate,The Bank of New York was paid $1,533 for custody services to the fund for the two months ended June 30, 2007.

During the period ended April 30, 2008, the fund was charged $5,629 for services performed by the Chief Compliance Officer.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $26,330, Rule 12b-1 distribution plan fees $2,116, shareholder services plan fees $11,968, custodian fees $5,644, compliance officer fees $1,880 and transfer agency per account fees $6,039, which are offset against the expense reimbursement currently in effect in the amount of $79.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2008, amounted to $11,323,506 and $15,022,658, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. At April 30, 2008, there were no floating rates notes issued outstanding.

28

At April 30, 2008, the cost of investments for federal income tax purposes was $56,363,527 accumulated net unrealized appreciation on investments was $1,338,207, consisting of $2,015,192 gross unrealized appreciation and $676,985 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the series comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund,Virginia Series at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 19, 2008

30

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2008 as “exempt-interest dividends” (not subject to regular Federal and, for individuals who are Virginia residents,Virginia personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the Fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 31

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (72)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Peggy C. Davis (65)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

32

Diane Dunst (68)
Board Member (2007)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 23

Ernest Kafka (75)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents
(1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (65)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23

Jay I. Meltzer (79)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 23

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (78)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32

Warren B. Rudman (77)
Board Member (2007)
Principal Occupation During Past 5 Years:
• Stonebridge International LLC, Co-Chairman
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,Weiss,
Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Sander Vanocur, Emeritus Board Member

34

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 35

OFFICERS OF THE FUND ( U n a u d i t e d ) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

36

For More Information

Dreyfus Premier State Municipal Bond Fund, Virginia Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PSVAX	Class B: PVABX	Class C: PVACX

© 2008 MBSC Securities Corporation

0066AR0408

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $224,904 in 2007 and $211,590 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $30,379 2007 and $24,383 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting

Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,399 in 2007 and $565 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $946,380 in 2007 and $2,465,481 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The
Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier State Municipal Bond Fund

By:	/s/ J. David Officer
J. David Officer,
President

Date: June 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date: June 18, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date: June 18, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)